2018 Annual Report

RiverSource® FlexChoice Select Variable Annuity

274320 CF (4/19)	Issued by: RiverSource Life Insurance Co. of New York

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your underlying funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from RiverSource Life Insurance Co. of New York (RiverSource Life of NY). Instead, the reports will be made available on a website, and you will be notified each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can inform RiverSource Life of NY that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-541-2251. Your election to receive reports in paper will apply to all funds available under your variable annuity contract.

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

CONTRACT OWNERS OF RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Variable Annuity Account 2, as indicated in Note 1, offered through RiverSource® FlexChoice Select Variable Annuity sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Annuity Account 2 as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions in the RiverSource of New York Variable Annuity Account 2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions in the RiverSource of New York Variable Annuity Account 2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2019

We have served as the auditor of one or more of the divisions in RiverSource of New York Variable Annuity Account 2 since 2010.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	1

Statements of Assets and Liabilities

December 31, 2018	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Assets
Investments, at fair value(1),(2)	$33,914	$117,764	$359,377	$4,596	$476,633
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	688	—	766
Receivable for share redemptions	31	122	431	6	578
Total assets	33,945	117,886	360,496	4,602	477,977

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	27	107	386	6	517
Administrative charge	4	15	45	—	61
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	688	—	766
Total liabilities	31	122	1,119	6	1,344
Net assets applicable to contracts in accumulation period	32,124	114,751	358,600	2,110	474,800
Net assets applicable to seed money	1,790	3,013	777	2,486	1,833
Total net assets	$33,914	$117,764	$359,377	$4,596	$476,633
(1) Investment shares	1,288	4,307	29,241	251	27,906
(2) Investments, at cost	$19,266	$100,960	$437,346	$3,541	$332,925

December 31, 2018 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Assets
Investments, at fair value(1),(2)	$82,868	$2,898	$285,378	$788,612	$419,014
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	106	4	331	1,972	909
Total assets	82,974	2,902	285,709	790,584	419,923

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	96	4	294	871	436
Administrative charge	10	—	36	103	54
Contract terminations	—	—	1	998	419
Payable for investments purchased	—	—	—	—	—
Total liabilities	106	4	331	1,972	909
Net assets applicable to contracts in accumulation period	80,664	—	283,301	787,945	418,242
Net assets applicable to seed money	2,204	2,898	2,077	667	772
Total net assets	$82,868	$2,898	$285,378	$788,612	$419,014
(1) Investment shares	8,270	121	6,156	33,444	25,659
(2) Investments, at cost	$66,294	$2,161	$141,130	$477,768	$400,617

See accompanying notes to financial statements.

2	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 2018 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$269,354	$83,785	$139,148	$1,139,195	$23,573
Dividends receivable	43	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	338	107	175	1,143	22
Total assets	269,735	83,892	139,323	1,140,338	23,595

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	304	96	157	996	19
Administrative charge	34	11	18	147	3
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	338	107	175	1,143	22
Net assets applicable to contracts in accumulation period	242,740	62,545	131,972	1,133,236	21,074
Net assets applicable to seed money	26,657	21,240	7,176	5,959	2,499
Total net assets	$269,397	$83,785	$139,148	$1,139,195	$23,573
(1) Investment shares	269,354	13,536	20,021	112,903	1,479
(2) Investments, at cost	$269,279	$90,083	$166,719	$1,142,438	$9,723

December 31, 2018 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3
Assets
Investments, at fair value(1),(2)	$975,674	$1,891	$20,650	$5,951	$511,580
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,067	2	25	7	602
Total assets	976,741	1,893	20,675	5,958	512,182

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	942	2	22	6	537
Administrative charge	125	—	3	1	65
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,067	2	25	7	602
Net assets applicable to contracts in accumulation period	974,441	—	19,272	4,407	504,870
Net assets applicable to seed money	1,233	1,891	1,378	1,544	6,710
Total net assets	$975,674	$1,891	$20,650	$5,951	$511,580
(1) Investment shares	49,830	97	1,623	421	50,008
(2) Investments, at cost	$392,332	$1,153	$19,444	$6,971	$511,699

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	3

Statements of Assets and Liabilities

December 31, 2018 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Assets
Investments, at fair value(1),(2)	$1,273	$31,585	$6,566	$6,535	$1,807
Dividends receivable	3	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1	45	7	7	2
Total assets	1,277	31,630	6,573	6,542	1,809

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1	40	6	6	2
Administrative charge	—	5	1	1	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	3	—	—	—	—
Total liabilities	4	45	7	7	2
Net assets applicable to contracts in accumulation period	—	25,625	5,878	5,532	—
Net assets applicable to seed money	1,273	5,960	688	1,003	1,807
Total net assets	$1,273	$31,585	$6,566	$6,535	$1,807
(1) Investment shares	367	5,860	230	350	77
(2) Investments, at cost	$2,453	$41,440	$4,910	$3,323	$939

December 31, 2018 (continued)	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$1,316	$1,315	$41,256	$4,434,483	$450,061
Dividends receivable	—	—	155	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	1,174	—
Receivable for share redemptions	1	1	53	5,113	2,025
Total assets	1,317	1,316	41,464	4,440,770	452,086

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1	1	48	4,546	509
Administrative charge	—	—	5	567	59
Contract terminations	—	—	—	—	1,457
Payable for investments purchased	—	—	155	1,174	—
Total liabilities	1	1	208	6,287	2,025
Net assets applicable to contracts in accumulation period	—	—	4,395	4,432,923	449,209
Net assets applicable to seed money	1,316	1,315	36,861	1,560	852
Total net assets	$1,316	$1,315	$41,256	$4,434,483	$450,061
(1) Investment shares	75	131	4,625	141,632	37,412
(2) Investments, at cost	$1,375	$1,734	$42,857	$4,024,665	$464,087

See accompanying notes to financial statements.

4	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 2018 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$1,058,737	$119,537	$2,004	$418,554	$2,350
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	461	15	—	20	—
Receivable for share redemptions	1,236	133	2	530	3
Total assets	1,060,434	119,685	2,006	419,104	2,353

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,101	118	2	467	3
Administrative charge	135	15	—	54	—
Contract terminations	—	—	—	9	—
Payable for investments purchased	461	15	—	20	—
Total liabilities	1,697	148	2	550	3
Net assets applicable to contracts in accumulation period	1,057,422	118,427	—	417,397	—
Net assets applicable to seed money	1,315	1,110	2,004	1,157	2,350
Total net assets	$1,058,737	$119,537	$2,004	$418,554	$2,350
(1) Investment shares	36,233	6,308	136	32,471	156
(2) Investments, at cost	$1,078,261	$109,919	$2,024	$489,796	$2,294

December 31, 2018 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
Assets
Investments, at fair value(1),(2)	$4,486	$893,519	$2,580	$7,085	$81,351
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,382	—	—	—
Receivable for share redemptions	5	1,078	3	8	82
Total assets	4,491	895,979	2,583	7,093	81,433

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5	964	3	7	72
Administrative charge	—	114	—	1	10
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	1,382	—	—	—
Total liabilities	5	2,460	3	8	82
Net assets applicable to contracts in accumulation period	—	892,145	—	4,871	79,366
Net assets applicable to seed money	4,486	1,374	2,580	2,214	1,985
Total net assets	$4,486	$893,519	$2,580	$7,085	$81,351
(1) Investment shares	82	55,636	117	218	17,420
(2) Investments, at cost	$3,355	$814,329	$2,521	$6,365	$76,371

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	5

Statements of Assets and Liabilities

December 31, 2018 (continued)	Janus Henderson VIT Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
Assets
Investments, at fair value(1),(2)	$7,812	$1,495,432	$31,268	$3,056	$2,901
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	9	1,683	32	4	3
Total assets	7,821	1,497,115	31,300	3,060	2,904

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	8	1,492	28	4	3
Administrative charge	1	191	4	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	9	1,683	32	4	3
Net assets applicable to contracts in accumulation period	4,686	1,494,012	28,196	972	—
Net assets applicable to seed money	3,126	1,420	3,072	2,084	2,901
Total net assets	$7,812	$1,495,432	$31,268	$3,056	$2,901
(1) Investment shares	238	69,945	1,083	310	278
(2) Investments, at cost	$6,309	$1,438,821	$25,749	$2,568	$3,151

December 31, 2018 (continued)	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$2,078,174	$253,667	$1,374,499	$955,309	$6,019
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	458	—	—	—	—
Receivable for share redemptions	2,321	260	2,957	1,105	6
Total assets	2,080,953	253,927	1,377,456	956,414	6,025

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,056	228	1,411	983	5
Administrative charge	265	32	177	122	1
Contract terminations	—	—	1,369	—	—
Payable for investments purchased	458	—	—	—	—
Total liabilities	2,779	260	2,957	1,105	6
Net assets applicable to contracts in accumulation period	2,075,830	250,838	1,373,797	953,648	4,724
Net assets applicable to seed money	2,344	2,829	702	1,661	1,295
Total net assets	$2,078,174	$253,667	$1,374,499	$955,309	$6,019
(1) Investment shares	43,495	6,759	286,354	47,694	599
(2) Investments, at cost	$1,848,252	$220,287	$1,495,339	$898,496	$6,350

See accompanying notes to financial statements.

6	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 2018 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$188,513	$1,826	$586	$2,240,419	$149,365
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,099	2	—	2,469	58
Total assets	189,612	1,828	586	2,242,888	149,423

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	215	2	—	2,181	50
Administrative charge	26	—	—	288	8
Contract terminations	858	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,099	2	—	2,469	58
Net assets applicable to contracts in accumulation period	187,653	—	—	2,240,190	149,030
Net assets applicable to seed money	860	1,826	586	229	335
Total net assets	$188,513	$1,826	$586	$2,240,419	$149,365
(1) Investment shares	11,201	150	32	123,575	11,072
(2) Investments, at cost	$189,976	$1,819	$434	$1,297,490	$139,566

December 31, 2018 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$748,395	$177	$181	$259,015	$589,336
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	880	—	—	308	720
Total assets	749,275	177	181	259,323	590,056

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	785	—	—	275	643
Administrative charge	95	—	—	33	77
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	880	—	—	308	720
Net assets applicable to contracts in accumulation period	748,075	—	—	258,668	589,100
Net assets applicable to seed money	320	177	181	347	236
Total net assets	$748,395	$177	$181	$259,015	$589,336
(1) Investment shares	55,478	18	18	22,861	49,986
(2) Investments, at cost	$605,968	$180	$180	$245,290	$547,340

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	7

Statements of Assets and Liabilities

December 31, 2018 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$880,857	$4,560,622	$4,716,189	$9,128,200	$2,704,384
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,046	5,370	5,957	11,192	3,545
Total assets	881,903	4,565,992	4,722,146	9,139,392	2,707,929

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	933	4,506	5,354	9,598	3,199
Administrative charge	113	580	603	1,192	346
Contract terminations	—	284	—	402	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,046	5,370	5,957	11,192	3,545
Net assets applicable to contracts in accumulation period	880,601	4,560,454	4,716,002	9,128,031	2,704,091
Net assets applicable to seed money	256	168	187	169	293
Total net assets	$880,857	$4,560,622	$4,716,189	$9,128,200	$2,704,384
(1) Investment shares	69,633	341,364	296,057	572,301	158,615
(2) Investments, at cost	$787,206	$4,046,229	$3,431,384	$6,145,368	$1,969,129

December 31, 2018 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$6,285,391	$1,060,217	$1,523,304	$384,389	$195
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	661	—
Receivable for share redemptions	7,115	1,068	1,727	455	—
Total assets	6,292,506	1,061,285	1,525,031	385,505	195

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	6,311	933	1,533	407	—
Administrative charge	804	135	194	48	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	661	—
Total liabilities	7,115	1,068	1,727	1,116	—
Net assets applicable to contracts in accumulation period	6,285,221	1,059,801	1,523,052	383,458	—
Net assets applicable to seed money	170	416	252	931	195
Total net assets	$6,285,391	$1,060,217	$1,523,304	$384,389	$195
(1) Investment shares	368,213	72,370	103,767	16,043	18
(2) Investments, at cost	$3,779,569	$791,888	$1,196,132	$264,594	$180

See accompanying notes to financial statements.

8	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 2018 (continued)	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$202	$200	$371,032	$210,097
Dividends receivable	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	280	334
Receivable for share redemptions	—	—	447	247
Total assets	202	200	371,759	210,678

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	400	221
Administrative charge	—	—	47	26
Contract terminations	—	—	—	—
Payable for investments purchased	—	—	280	334
Total liabilities	—	—	727	581
Net assets applicable to contracts in accumulation period	—	—	369,508	207,664
Net assets applicable to seed money	202	200	1,524	2,433
Total net assets	$202	$200	$371,032	$210,097
(1) Investment shares	17	18	16,713	10,150
(2) Investments, at cost	$178	$180	$484,857	$285,090

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	9

Statements of Operations

Year ended December 31, 2018	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Investment income
Dividend income	$—	$974	$4,735	$70	$670
Variable account expenses	418	1,582	5,945	89	8,137
Investment income (loss) — net	(418)	(608)	(1,210)	(19)	(7,467)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,402	5,944	64,969	679	156,095
Cost of investments sold	739	4,317	61,229	404	92,664
Net realized gain (loss) on sales of investments	663	1,627	3,740	275	63,431
Distributions from capital gains	—	14,806	—	353	59,818
Net change in unrealized appreciation or depreciation of investments	(4,477)	(24,597)	(110,635)	(1,380)	(107,897)
Net gain (loss) on investments	(3,814)	(8,164)	(106,895)	(752)	15,352
Net increase (decrease) in net assets resulting from operations	$(4,232)	$(8,772)	$(108,105)	$(771)	$7,885

Year ended December 31, 2018 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Investment income
Dividend income	$1,408	$—	$—	$—	$2,233
Variable account expenses	1,391	49	4,374	13,200	6,486
Investment income (loss) — net	17	(49)	(4,374)	(13,200)	(4,253)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,396	51	25,874	195,598	66,820
Cost of investments sold	999	30	11,542	109,909	49,798
Net realized gain (loss) on sales of investments	397	21	14,332	85,689	17,022
Distributions from capital gains	6	338	—	—	—
Net change in unrealized appreciation or depreciation of investments	(10,281)	(257)	(24,131)	(133,823)	(129,704)
Net gain (loss) on investments	(9,878)	102	(9,799)	(48,134)	(112,682)
Net increase (decrease) in net assets resulting from operations	$(9,861)	$53	$(14,173)	$(61,334)	$(116,935)

Year ended December 31, 2018 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Investment income
Dividend income	$2,885	$5,104	$8,206	$9,647	$—
Variable account expenses	3,164	1,344	2,421	8,822	304
Investment income (loss) — net	(279)	3,760	5,785	825	(304)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,037	8,398	51,553	93,870	2,830
Cost of investments sold	21,022	8,644	59,609	97,051	1,022
Net realized gain (loss) on sales of investments	15	(246)	(8,056)	(3,181)	1,808
Distributions from capital gains	—	—	—	3,157	—
Net change in unrealized appreciation or depreciation of investments	(13)	(8,429)	(6,264)	2,053	(2,580)
Net gain (loss) on investments	2	(8,675)	(14,320)	2,029	(772)
Net increase (decrease) in net assets resulting from operations	$(277)	$(4,915)	$(8,535)	$2,854	$(1,076)

See accompanying notes to financial statements.

10	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Operations

Year ended December 31, 2018 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3
Investment income
Dividend income	$—	$—	$674	$36	$14,059
Variable account expenses	13,986	23	353	240	7,219
Investment income (loss) — net	(13,986)	(23)	321	(204)	6,840

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	36,502	32	1,924	23,813	70,708
Cost of investments sold	13,654	18	1,590	20,733	70,862
Net realized gain (loss) on sales of investments	22,848	14	334	3,080	(154)
Distributions from capital gains	—	—	—	3,083	447
Net change in unrealized appreciation or depreciation of investments	(71,124)	(309)	(5,197)	(7,728)	(6,562)
Net gain (loss) on investments	(48,276)	(295)	(4,863)	(1,565)	(6,269)
Net increase (decrease) in net assets resulting from operations	$(62,262)	$(318)	$(4,542)	$(1,769)	$571

Year ended December 31, 2018 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Investment income
Dividend income	$37	$—	$—	$—	$—
Variable account expenses	14	811	290	296	27
Investment income (loss) — net	23	(811)	(290)	(296)	(27)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	17	51,133	33,893	30,383	31
Cost of investments sold	29	66,263	23,072	13,184	15
Net realized gain (loss) on sales of investments	(12)	(15,130)	10,821	17,199	16
Distributions from capital gains	—	330	—	—	—
Net change in unrealized appreciation or depreciation of investments	(193)	14,280	(9,322)	(16,728)	(219)
Net gain (loss) on investments	(205)	(520)	1,499	471	(203)
Net increase (decrease) in net assets resulting from operations	$(182)	$(1,331)	$1,209	$175	$(230)

Year ended December 31, 2018 (continued)	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Investment income
Dividend income	$15	$23	$1,660	$22,821	$10,768
Variable account expenses	14	12	661	73,126	6,998
Investment income (loss) — net	1	11	999	(50,305)	3,770

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21	20	8,875	956,078	81,840
Cost of investments sold	19	24	8,851	767,391	83,900
Net realized gain (loss) on sales of investments	2	(4)	24	188,687	(2,060)
Distributions from capital gains	—	—	—	494,856	3,115
Net change in unrealized appreciation or depreciation of investments	(268)	(290)	(1,622)	(993,159)	(16,417)
Net gain (loss) on investments	(266)	(294)	(1,598)	(309,616)	(15,362)
Net increase (decrease) in net assets resulting from operations	$(265)	$(283)	$(599)	$(359,921)	$(11,592)

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	11

Statements of Operations

Year ended December 31, 2018 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Investment income
Dividend income	$5,293	$1,864	$102	$6,404	$33
Variable account expenses	18,558	1,825	25	7,119	35
Investment income (loss) — net	(13,265)	39	77	(715)	(2)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	208,407	10,973	36	65,775	42
Cost of investments sold	173,370	8,739	34	60,746	32
Net realized gain (loss) on sales of investments	35,037	2,234	2	5,029	10
Distributions from capital gains	121,740	—	—	58,081	384
Net change in unrealized appreciation or depreciation of investments	(337,926)	(25,449)	(194)	(118,584)	(581)
Net gain (loss) on investments	(181,149)	(23,215)	(192)	(55,474)	(187)
Net increase (decrease) in net assets resulting from operations	$(194,414)	$(23,176)	$(115)	$(56,189)	$(189)

Year ended December 31, 2018 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
Investment income
Dividend income	$—	$15,032	$—	$406	$—
Variable account expenses	68	15,040	37	248	1,100
Investment income (loss) — net	(68)	(8)	(37)	158	(1,100)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	75	170,163	44	19,528	1,730
Cost of investments sold	48	117,235	38	15,322	1,372
Net realized gain (loss) on sales of investments	27	52,928	6	4,206	358
Distributions from capital gains	334	103,392	373	159	10,267
Net change in unrealized appreciation or depreciation of investments	(538)	(293,059)	(362)	(7,447)	(15,616)
Net gain (loss) on investments	(177)	(136,739)	17	(3,082)	(4,991)
Net increase (decrease) in net assets resulting from operations	$(245)	$(136,747)	$(20)	$(2,924)	$(6,091)

Year ended December 31, 2018 (continued)	Janus Henderson VIT Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
Investment income
Dividend income	$72	$32,553	$307	$174	$—
Variable account expenses	298	21,447	453	68	45
Investment income (loss) — net	(226)	11,106	(146)	106	(45)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	30,173	95,621	13,019	6,148	50
Cost of investments sold	20,656	86,072	10,401	4,934	47
Net realized gain (loss) on sales of investments	9,517	9,549	2,618	1,214	3
Distributions from capital gains	1,253	74,958	140	—	671
Net change in unrealized appreciation or depreciation of investments	(9,199)	(210,790)	(2,782)	(1,755)	(391)
Net gain (loss) on investments	1,571	(126,283)	(24)	(541)	283
Net increase (decrease) in net assets resulting from operations	$1,345	$(115,177)	$(170)	$(435)	$238

See accompanying notes to financial statements.

12	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Operations

Year ended December 31, 2018 (continued)	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$—	$3,825	$73,670	$653	$406
Variable account expenses	30,881	4,720	21,302	15,237	209
Investment income (loss) — net	(30,881)	(895)	52,368	(14,584)	197

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	104,163	216,438	291,171	29,995	23,392
Cost of investments sold	79,468	158,413	309,767	21,989	23,877
Net realized gain (loss) on sales of investments	24,695	58,025	(18,596)	8,006	(485)
Distributions from capital gains	179,555	35,678	—	142,463	—
Net change in unrealized appreciation or depreciation of investments	(330,297)	(134,839)	(128,646)	(262,317)	(618)
Net gain (loss) on investments	(126,047)	(41,136)	(147,242)	(111,848)	(1,103)
Net increase (decrease) in net assets resulting from operations	$(156,928)	$(42,031)	$(94,874)	$(126,432)	$(906)

Year ended December 31, 2018 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Investment income
Dividend income	$—	$42	$—	$—	$—
Variable account expenses	3,102	25	354	34,393	634
Investment income (loss) — net	(3,102)	17	(354)	(34,393)	(634)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	68,259	34	333,749	504,776	173,516
Cost of investments sold	68,899	30	283,065	263,728	174,489
Net realized gain (loss) on sales of investments	(640)	4	50,684	241,048	(973)
Distributions from capital gains	—	178	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,309	(545)	(36,699)	(447,900)	(934)
Net gain (loss) on investments	4,669	(363)	13,985	(206,852)	(1,907)
Net increase (decrease) in net assets resulting from operations	$1,567	$(346)	$13,631	$(241,245)	$(2,541)

Year ended December 31, 2018 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	11,569	—	—	3,735	9,512
Investment income (loss) — net	(11,569)	—	—	(3,735)	(9,512)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	201,584	—	—	5,469	94,133
Cost of investments sold	150,670	—	—	5,100	81,647
Net realized gain (loss) on sales of investments	50,914	—	—	369	12,486
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(75,254)	(9)	(7)	(7,285)	(40,676)
Net gain (loss) on investments	(24,340)	(9)	(7)	(6,916)	(28,190)
Net increase (decrease) in net assets resulting from operations	$(35,909)	$(9)	$(7)	$(10,651)	$(37,702)

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	13

Statements of Operations

Year ended December 31, 2018 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	18,908	67,565	75,077	148,964	51,495
Investment income (loss) — net	(18,908)	(67,565)	(75,077)	(148,964)	(51,495)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	626,050	565,403	837,921	2,488,433	1,140,935
Cost of investments sold	529,480	476,467	628,164	1,599,832	771,007
Net realized gain (loss) on sales of investments	96,570	88,936	209,757	888,601	369,928
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(185,442)	(371,051)	(484,581)	(1,451,173)	(591,023)
Net gain (loss) on investments	(88,872)	(282,115)	(274,824)	(562,572)	(221,095)
Net increase (decrease) in net assets resulting from operations	$(107,780)	$(349,680)	$(349,901)	$(711,536)	$(272,590)

Year ended December 31, 2018 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	102,828	14,144	20,313	6,272	—
Investment income (loss) — net	(102,828)	(14,144)	(20,313)	(6,272)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,810,345	402,654	94,863	55,270	—
Cost of investments sold	981,166	382,609	72,548	31,197	—
Net realized gain (loss) on sales of investments	829,179	20,045	22,315	24,073	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,279,263)	(62,651)	(84,352)	(82,188)	(6)
Net gain (loss) on investments	(450,084)	(42,606)	(62,037)	(58,115)	(6)
Net increase (decrease) in net assets resulting from operations	$(552,912)	$(56,750)	$(82,350)	$(64,387)	$(6)

Year ended December 31, 2018 (continued)		VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Investment income
Dividend income		$—	$—	$8,380	$222
Variable account expenses		—	—	6,047	3,485
Investment income (loss) — net		—	—	2,333	(3,263)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales		2	—	71,724	66,186
Cost of investments sold		2	—	70,732	72,538
Net realized gain (loss) on sales of investments		—	—	992	(6,352)
Distributions from capital gains		—	—	46,433	57,366
Net change in unrealized appreciation or depreciation of investments		(9)	(7)	(132,337)	(47,860)
Net gain (loss) on investments		(9)	(7)	(84,912)	3,154
Net increase (decrease) in net assets resulting from operations		$(9)	$(7)	$(82,579)	$(109)
See accompanying notes to financial statements.

14	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Operations
Investment income (loss) — net	$(418)	$(608)	$(1,210)	$(19)	$(7,467)
Net realized gain (loss) on sales of investments	663	1,627	3,740	275	63,431
Distributions from capital gains	—	14,806	—	353	59,818
Net change in unrealized appreciation or depreciation of investments	(4,477)	(24,597)	(110,635)	(1,380)	(107,897)
Net increase (decrease) in net assets resulting from operations	(4,232)	(8,772)	(108,105)	(771)	7,885

Contract transactions
Contract purchase payments	—	1,300	75	—	—
Net transfers(1)	(7)	(1,860)	53,927	(2)	(67,642)
Contract terminations:
Surrender benefits and contract charges	(974)	(2,237)	(53,949)	(584)	(72,319)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(981)	(2,797)	53	(586)	(139,961)
Net assets at beginning of year	39,127	129,333	467,429	5,953	608,709
Net assets at end of year	$33,914	$117,764	$359,377	$4,596	$476,633

Accumulation unit activity
Units outstanding at beginning of year	14,594	38,818	365,382	1,463	259,574
Contract purchase payments	—	408	—	—	—
Net transfers(1)	—	(559)	46,885	—	(26,099)
Contract terminations:
Surrender benefits and contract charges	(403)	(680)	(42,869)	(281)	(28,484)
Death benefits	—	—	—	—	—
Units outstanding at end of year	14,191	37,987	369,398	1,182	204,991

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	15

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$17	$(49)	$(4,374)	$(13,200)	$(4,253)
Net realized gain (loss) on sales of investments	397	21	14,332	85,689	17,022
Distributions from capital gains	6	338	—	—	—
Net change in unrealized appreciation or depreciation of investments	(10,281)	(257)	(24,131)	(133,823)	(129,704)
Net increase (decrease) in net assets resulting from operations	(9,861)	53	(14,173)	(61,334)	(116,935)

Contract transactions
Contract purchase payments	—	—	—	22	75
Net transfers(1)	(2)	—	(12,732)	(43,260)	40,522
Contract terminations:
Surrender benefits and contract charges	—	—	(5,971)	(123,806)	(41,051)
Death benefits	—	—	(2,674)	—	—
Increase (decrease) from contract transactions	(2)	—	(21,377)	(167,044)	(454)
Net assets at beginning of year	92,731	2,845	320,928	1,016,990	536,403
Net assets at end of year	$82,868	$2,898	$285,378	$788,612	$419,014

Accumulation unit activity
Units outstanding at beginning of year	42,262	—	140,398	405,455	213,387
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	(5,285)	(17,691)	17,013
Contract terminations:
Surrender benefits and contract charges	—	—	(2,578)	(43,117)	(15,372)
Death benefits	—	—	(1,105)	—	—
Units outstanding at end of year	42,262	—	131,430	344,647	215,028

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

16	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$(279)	$3,760	$5,785	$825	$(304)
Net realized gain (loss) on sales of investments	15	(246)	(8,056)	(3,181)	1,808
Distributions from capital gains	—	—	—	3,157	—
Net change in unrealized appreciation or depreciation of investments	(13)	(8,429)	(6,264)	2,053	(2,580)
Net increase (decrease) in net assets resulting from operations	(277)	(4,915)	(8,535)	2,854	(1,076)

Contract transactions
Contract purchase payments	75	—	75	225	—
Net transfers(1)	82,224	(1,547)	(9,577)	723,107	(2,074)
Contract terminations:
Surrender benefits and contract charges	(15,380)	(3,768)	(32,587)	(58,673)	(181)
Death benefits	(2,019)	—	—	(3,593)	—
Increase (decrease) from contract transactions	64,900	(5,315)	(42,089)	661,066	(2,255)
Net assets at beginning of year	204,774	94,015	189,772	475,275	26,904
Net assets at end of year	$269,397	$83,785	$139,148	$1,139,195	$23,573

Accumulation unit activity
Units outstanding at beginning of year	188,219	35,138	93,444	313,138	7,720
Contract purchase payments	—	—	—	—	—
Net transfers(1)	86,192	(798)	(5,201)	486,252	(594)
Contract terminations:
Surrender benefits and contract charges	(17,546)	(1,859)	(16,741)	(40,570)	(56)
Death benefits	(1,984)	—	—	(2,250)	—
Units outstanding at end of year	254,881	32,481	71,502	756,570	7,070

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	17

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(13,986)	$(23)	$321	$(204)	$6,840
Net realized gain (loss) on sales of investments	22,848	14	334	3,080	(154)
Distributions from capital gains	—	—	—	3,083	447
Net change in unrealized appreciation or depreciation of investments	(71,124)	(309)	(5,197)	(7,728)	(6,562)
Net increase (decrease) in net assets resulting from operations	(62,262)	(318)	(4,542)	(1,769)	571

Contract transactions
Contract purchase payments	—	—	75	180	—
Net transfers(1)	(14,156)	(8)	(4)	(4,918)	(50,935)
Contract terminations:
Surrender benefits and contract charges	(8,359)	—	(690)	(17,832)	(9,418)
Death benefits	—	—	(876)	—	—
Increase (decrease) from contract transactions	(22,515)	(8)	(1,495)	(22,570)	(60,353)
Net assets at beginning of year	1,060,451	2,217	26,687	30,290	571,362
Net assets at end of year	$975,674	$1,891	$20,650	$5,951	$511,580

Accumulation unit activity
Units outstanding at beginning of year	315,859	—	16,002	12,006	510,589
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(4,228)	—	—	(2,074)	(48,645)
Contract terminations:
Surrender benefits and contract charges	(2,566)	—	(535)	(7,473)	(8,392)
Death benefits	—	—	(558)	—	—
Units outstanding at end of year	309,065	—	14,909	2,459	453,552

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

18	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$23	$(811)	$(290)	$(296)	$(27)
Net realized gain (loss) on sales of investments	(12)	(15,130)	10,821	17,199	16
Distributions from capital gains	—	330	—	—	—
Net change in unrealized appreciation or depreciation of investments	(193)	14,280	(9,322)	(16,728)	(219)
Net increase (decrease) in net assets resulting from operations	(182)	(1,331)	1,209	175	(230)

Contract transactions
Contract purchase payments	—	200	46	46	30
Net transfers(1)	(6)	(12,175)	(7,922)	(8,097)	(2)
Contract terminations:
Surrender benefits and contract charges	—	(35,515)	(25,268)	(21,719)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(6)	(47,490)	(33,144)	(29,770)	28
Net assets at beginning of year	1,461	80,406	38,501	36,130	2,009
Net assets at end of year	$1,273	$31,585	$6,566	$6,535	$1,807

Accumulation unit activity
Units outstanding at beginning of year	—	53,207	27,278	21,835	—
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(9,027)	(5,587)	(5,036)	—
Contract terminations:
Surrender benefits and contract charges	—	(25,591)	(17,293)	(12,985)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	18,589	4,398	3,814	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	19

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$1	$11	$999	$(50,305)	$3,770
Net realized gain (loss) on sales of investments	2	(4)	24	188,687	(2,060)
Distributions from capital gains	—	—	—	494,856	3,115
Net change in unrealized appreciation or depreciation of investments	(268)	(290)	(1,622)	(993,159)	(16,417)
Net increase (decrease) in net assets resulting from operations	(265)	(283)	(599)	(359,921)	(11,592)

Contract transactions
Contract purchase payments	—	—	5,255	10,010	80
Net transfers(1)	(6)	(9)	(1,840)	(438,370)	(6,540)
Contract terminations:
Surrender benefits and contract charges	—	—	(6,743)	(409,527)	(41,435)
Death benefits	—	—	—	(383)	—
Increase (decrease) from contract transactions	(6)	(9)	(3,328)	(838,270)	(47,895)
Net assets at beginning of year	1,587	1,607	45,183	5,632,674	509,548
Net assets at end of year	$1,316	$1,315	$41,256	$4,434,483	$450,061

Accumulation unit activity
Units outstanding at beginning of year	—	—	10,054	1,691,544	365,841
Contract purchase payments	—	—	—	2,421	—
Net transfers(1)	—	—	(1,416)	(109,710)	(5,127)
Contract terminations:
Surrender benefits and contract charges	—	—	(5,157)	(112,321)	(30,109)
Death benefits	—	—	—	(95)	—
Units outstanding at end of year	—	—	3,481	1,471,839	330,605

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$(13,265)	$39	$77	$(715)	$(2)
Net realized gain (loss) on sales of investments	35,037	2,234	2	5,029	10
Distributions from capital gains	121,740	—	—	58,081	384
Net change in unrealized appreciation or depreciation of investments	(337,926)	(25,449)	(194)	(118,584)	(581)
Net increase (decrease) in net assets resulting from operations	(194,414)	(23,176)	(115)	(56,189)	(189)

Contract transactions
Contract purchase payments	150	602	—	75	—
Net transfers(1)	(110,193)	2,039	(7)	(6,572)	(5)
Contract terminations:
Surrender benefits and contract charges	(60,168)	(8,177)	—	(46,860)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(170,211)	(5,536)	(7)	(53,357)	(5)
Net assets at beginning of year	1,423,362	148,249	2,126	528,100	2,544
Net assets at end of year	$1,058,737	$119,537	$2,004	$418,554	$2,350

Accumulation unit activity
Units outstanding at beginning of year	314,866	57,060	—	223,767	—
Contract purchase payments	—	199	—	—	—
Net transfers(1)	(20,181)	798	—	(3,052)	—
Contract terminations:
Surrender benefits and contract charges	(14,293)	(3,115)	—	(19,762)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	280,392	54,942	—	200,953	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	21

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
Operations
Investment income (loss) — net	$(68)	$(8)	$(37)	$158	$(1,100)
Net realized gain (loss) on sales of investments	27	52,928	6	4,206	358
Distributions from capital gains	334	103,392	373	159	10,267
Net change in unrealized appreciation or depreciation of investments	(538)	(293,059)	(362)	(7,447)	(15,616)
Net increase (decrease) in net assets resulting from operations	(245)	(136,747)	(20)	(2,924)	(6,091)

Contract transactions
Contract purchase payments	—	80	—	350	—
Net transfers(1)	(7)	(6,335)	(4)	(3,136)	(3)
Contract terminations:
Surrender benefits and contract charges	—	(119,650)	—	(14,429)	(623)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(7)	(125,905)	(4)	(17,215)	(626)
Net assets at beginning of year	4,738	1,156,171	2,604	27,224	88,068
Net assets at end of year	$4,486	$893,519	$2,580	$7,085	$81,351

Accumulation unit activity
Units outstanding at beginning of year	—	538,529	—	19,747	51,191
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(1,853)	—	(3,072)	—
Contract terminations:
Surrender benefits and contract charges	—	(54,750)	—	(12,051)	(360)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	481,926	—	4,624	50,831

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Janus Henderson VIT Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
Operations
Investment income (loss) — net	$(226)	$11,106	$(146)	$106	$(45)
Net realized gain (loss) on sales of investments	9,517	9,549	2,618	1,214	3
Distributions from capital gains	1,253	74,958	140	—	671
Net change in unrealized appreciation or depreciation of investments	(9,199)	(210,790)	(2,782)	(1,755)	(391)
Net increase (decrease) in net assets resulting from operations	1,345	(115,177)	(170)	(435)	238

Contract transactions
Contract purchase payments	350	4,225	150	230	—
Net transfers(1)	(7,934)	61,911	395	(793)	(3)
Contract terminations:
Surrender benefits and contract charges	(21,917)	(73,538)	(11,875)	(5,092)	—
Death benefits	—	(612)	—	—	—
Increase (decrease) from contract transactions	(29,501)	(8,014)	(11,330)	(5,655)	(3)
Net assets at beginning of year	35,968	1,618,623	42,768	9,146	2,666
Net assets at end of year	$7,812	$1,495,432	$31,268	$3,056	$2,901

Accumulation unit activity
Units outstanding at beginning of year	17,184	712,878	8,391	6,423	—
Contract purchase payments	—	1,840	—	—	—
Net transfers(1)	(3,981)	28,621	88	(740)	—
Contract terminations:
Surrender benefits and contract charges	(10,653)	(33,214)	(2,549)	(4,711)	—
Death benefits	—	(272)	—	—	—
Units outstanding at end of year	2,550	709,853	5,930	972	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	23

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(30,881)	$(895)	$52,368	$(14,584)	$197
Net realized gain (loss) on sales of investments	24,695	58,025	(18,596)	8,006	(485)
Distributions from capital gains	179,555	35,678	—	142,463	—
Net change in unrealized appreciation or depreciation of investments	(330,297)	(134,839)	(128,646)	(262,317)	(618)
Net increase (decrease) in net assets resulting from operations	(156,928)	(42,031)	(94,874)	(126,432)	(906)

Contract transactions
Contract purchase payments	7,800	—	4,181	604	150
Net transfers(1)	(19,513)	(198,212)	(46,089)	203	(3,525)
Contract terminations:
Surrender benefits and contract charges	(43,614)	(4,475)	(176,784)	(13,159)	(18,854)
Death benefits	—	—	—	(405)	—
Increase (decrease) from contract transactions	(55,327)	(202,687)	(218,692)	(12,757)	(22,229)
Net assets at beginning of year	2,290,429	498,385	1,688,065	1,094,498	29,154
Net assets at end of year	$2,078,174	$253,667	$1,374,499	$955,309	$6,019

Accumulation unit activity
Units outstanding at beginning of year	854,351	124,317	959,552	285,030	19,396
Contract purchase payments	2,559	—	2,209	128	—
Net transfers(1)	(7,291)	(45,325)	(26,727)	88	(2,639)
Contract terminations:
Surrender benefits and contract charges	(17,052)	(1,070)	(102,978)	(3,028)	(13,169)
Death benefits	—	—	—	(83)	—
Units outstanding at end of year	832,567	77,922	832,056	282,135	3,588

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$(3,102)	$17	$(354)	$(34,393)	$(634)
Net realized gain (loss) on sales of investments	(640)	4	50,684	241,048	(973)
Distributions from capital gains	—	178	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,309	(545)	(36,699)	(447,900)	(934)
Net increase (decrease) in net assets resulting from operations	1,567	(346)	13,631	(241,245)	(2,541)

Contract transactions
Contract purchase payments	80	—	24	20	—
Net transfers(1)	(12,983)	(6)	(4)	(45,565)	107,696
Contract terminations:
Surrender benefits and contract charges	(36,645)	—	(333,391)	(424,818)	(715)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(49,548)	(6)	(333,371)	(470,363)	106,981
Net assets at beginning of year	236,494	2,178	320,326	2,952,027	44,925
Net assets at end of year	$188,513	$1,826	$586	$2,240,419	$149,365

Accumulation unit activity
Units outstanding at beginning of year	130,405	—	177,015	1,642,862	34,477
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(7,099)	—	—	(25,103)	90,274
Contract terminations:
Surrender benefits and contract charges	(19,931)	—	(177,015)	(235,615)	(548)
Death benefits	—	—	—	—	—
Units outstanding at end of year	103,375	—	—	1,382,144	124,203

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	25

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(11,569)	$—	$—	$(3,735)	$(9,512)
Net realized gain (loss) on sales of investments	50,914	—	—	369	12,486
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(75,254)	(9)	(7)	(7,285)	(40,676)
Net increase (decrease) in net assets resulting from operations	(35,909)	(9)	(7)	(10,651)	(37,702)

Contract transactions
Contract purchase payments	11,693	—	—	—	22
Net transfers(1)	(83,811)	—	—	—	(45,355)
Contract terminations:
Surrender benefits and contract charges	(25,384)	—	—	(1,734)	(39,266)
Death benefits	(35,272)	—	—	—	—
Increase (decrease) from contract transactions	(132,774)	—	—	(1,734)	(84,599)
Net assets at beginning of year	917,078	186	188	271,400	711,637
Net assets at end of year	$748,395	$177	$181	$259,015	$589,336

Accumulation unit activity
Units outstanding at beginning of year	732,320	—	—	249,684	631,935
Contract purchase payments	9,523	—	—	—	—
Net transfers(1)	(66,915)	—	—	—	(42,035)
Contract terminations:
Surrender benefits and contract charges	(20,501)	—	—	(1,623)	(35,241)
Death benefits	(28,484)	—	—	—	—
Units outstanding at end of year	625,943	—	—	248,061	554,659

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(18,908)	$(67,565)	$(75,077)	$(148,964)	$(51,495)
Net realized gain (loss) on sales of investments	96,570	88,936	209,757	888,601	369,928
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(185,442)	(371,051)	(484,581)	(1,451,173)	(591,023)
Net increase (decrease) in net assets resulting from operations	(107,780)	(349,680)	(349,901)	(711,536)	(272,590)

Contract transactions
Contract purchase payments	22	6,500	—	42,773	—
Net transfers(1)	(39)	45,347	532,924	(182,521)	(528,637)
Contract terminations:
Surrender benefits and contract charges	(607,103)	(489,450)	(594,911)	(1,916,968)	(560,741)
Death benefits	—	—	—	(110,468)	—
Increase (decrease) from contract transactions	(607,120)	(437,603)	(61,987)	(2,167,184)	(1,089,378)
Net assets at beginning of year	1,595,757	5,347,905	5,128,077	12,006,920	4,066,352
Net assets at end of year	$880,857	$4,560,622	$4,716,189	$9,128,200	$2,704,384

Accumulation unit activity
Units outstanding at beginning of year	1,327,960	4,571,002	3,405,746	7,882,629	2,472,579
Contract purchase payments	—	5,744	—	27,550	—
Net transfers(1)	—	40,897	355,313	(122,820)	(327,415)
Contract terminations:
Surrender benefits and contract charges	(520,217)	(420,323)	(396,937)	(1,268,248)	(339,185)
Death benefits	—	—	—	(73,369)	—
Units outstanding at end of year	807,743	4,197,320	3,364,122	6,445,742	1,805,979

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	27

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(102,828)	$(14,144)	$(20,313)	$(6,272)	$—
Net realized gain (loss) on sales of investments	829,179	20,045	22,315	24,073	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,279,263)	(62,651)	(84,352)	(82,188)	(6)
Net increase (decrease) in net assets resulting from operations	(552,912)	(56,750)	(82,350)	(64,387)	(6)

Contract transactions
Contract purchase payments	2,974	20	—	1,330	—
Net transfers(1)	(8)	(5,668)	312,024	13,025	—
Contract terminations:
Surrender benefits and contract charges	(780,271)	(214,912)	(74,545)	(33,072)	—
Death benefits	(927,238)	—	—	—	—
Increase (decrease) from contract transactions	(1,704,543)	(220,560)	237,479	(18,717)	—
Net assets at beginning of year	8,542,846	1,337,527	1,368,175	467,493	201
Net assets at end of year	$6,285,391	$1,060,217	$1,523,304	$384,389	$195

Accumulation unit activity
Units outstanding at beginning of year	5,150,185	958,971	990,047	182,535	—
Contract purchase payments	1,750	—	—	327	—
Net transfers(1)	—	(939)	229,454	6,363	—
Contract terminations:
Surrender benefits and contract charges	(471,466)	(159,099)	(54,753)	(12,071)	—
Death benefits	(546,784)	—	—	—	—
Units outstanding at end of year	4,133,685	798,933	1,164,748	177,154	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$—	$—	$2,333	$(3,263)
Net realized gain (loss) on sales of investments	—	—	992	(6,352)
Distributions from capital gains	—	—	46,433	57,366
Net change in unrealized appreciation or depreciation of investments	(9)	(7)	(132,337)	(47,860)
Net increase (decrease) in net assets resulting from operations	(9)	(7)	(82,579)	(109)

Contract transactions
Contract purchase payments	—	—	100	100
Net transfers(1)	(2)	—	29,001	(21,292)
Contract terminations:
Surrender benefits and contract charges	—	—	(49,232)	(27,489)
Death benefits	—	—	—	—
Increase (decrease) from contract transactions	(2)	—	(20,131)	(48,681)
Net assets at beginning of year	213	207	473,742	258,887
Net assets at end of year	$202	$200	$371,032	$210,097

Accumulation unit activity
Units outstanding at beginning of year	—	—	166,858	101,226
Contract purchase payments	—	—	—	—
Net transfers(1)	—	—	11,327	(6,644)
Contract terminations:
Surrender benefits and contract charges	—	—	(17,435)	(10,208)
Death benefits	—	—	—	—
Units outstanding at end of year	—	—	160,750	84,374

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	29

Statements of Changes in Net Assets

Year ended December 31, 2017	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
Operations
Investment income (loss) — net	$(297)	$55	$2,071	$(11)	$(7,324)
Net realized gain (loss) on sales of investments	8,778	1,529	1,248	234	47,455
Distributions from capital gains	—	10,455	—	117	30,482
Net change in unrealized appreciation or depreciation of investments	3,061	7,166	93,185	199	90,813
Net increase (decrease) in net assets resulting from operations	11,542	19,205	96,504	539	161,426

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(24,029)	(1,005)	(19,532)	(5)	(58,349)
Contract terminations:
Surrender benefits and contract charges	(405)	(2,016)	(39,673)	(446)	(58,228)
Death benefits	—	—	(1,974)	—	(2,523)
Increase (decrease) from contract transactions	(24,434)	(3,021)	(61,179)	(451)	(119,100)
Net assets at beginning of year	52,019	113,149	432,104	5,865	566,383
Net assets at end of year	$39,127	$129,333	$467,429	$5,953	$608,709

Accumulation unit activity
Units outstanding at beginning of year	26,840	39,820	416,502	1,691	314,505
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(12,045)	(323)	(16,943)	—	(27,451)
Contract terminations:
Surrender benefits and contract charges	(201)	(679)	(32,623)	(228)	(26,398)
Death benefits	—	—	(1,554)	—	(1,082)
Units outstanding at end of year	14,594	38,818	365,382	1,463	259,574

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$13	$(36)	$(3,982)	$(14,173)	$(6,461)
Net realized gain (loss) on sales of investments	341	14	8,662	75,039	19,687
Distributions from capital gains	—	58	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,686	489	55,337	60,677	173,322
Net increase (decrease) in net assets resulting from operations	6,040	525	60,017	121,543	186,548

Contract transactions
Contract purchase payments	—	—	144	101	—
Net transfers(1)	(3)	(4)	(4,655)	31,584	(55,492)
Contract terminations:
Surrender benefits and contract charges	—	—	(9,965)	(121,205)	(30,573)
Death benefits	—	—	—	(43,382)	(1,487)
Increase (decrease) from contract transactions	(3)	(4)	(14,476)	(132,902)	(87,552)
Net assets at beginning of year	86,694	2,324	275,387	1,028,349	437,407
Net assets at end of year	$92,731	$2,845	$320,928	$1,016,990	$536,403

Accumulation unit activity
Units outstanding at beginning of year	42,262	—	147,725	453,737	249,075
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	(2,303)	14,249	(22,886)
Contract terminations:
Surrender benefits and contract charges	—	—	(5,024)	(49,826)	(12,250)
Death benefits	—	—	—	(12,705)	(552)
Units outstanding at end of year	42,262	—	140,398	405,455	213,387

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	31

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$(2,617)	$5,720	$8,451	$6,387	$(282)
Net realized gain (loss) on sales of investments	13	(467)	(1,120)	(75)	1,389
Distributions from capital gains	—	—	—	3,956	—
Net change in unrealized appreciation or depreciation of investments	(12)	1,016	1,614	1,135	4,799
Net increase (decrease) in net assets resulting from operations	(2,616)	6,269	8,945	11,403	5,906

Contract transactions
Contract purchase payments	240	—	—	—	—
Net transfers(1)	1,134	4,023	10,559	(5,438)	(1,609)
Contract terminations:
Surrender benefits and contract charges	(16,972)	(53,793)	(9,904)	(33,152)	(171)
Death benefits	—	(1,467)	(1,466)	—	—
Increase (decrease) from contract transactions	(15,598)	(51,237)	(811)	(38,590)	(1,780)
Net assets at beginning of year	222,988	138,983	181,638	502,462	22,778
Net assets at end of year	$204,774	$94,015	$189,772	$475,275	$26,904

Accumulation unit activity
Units outstanding at beginning of year	205,580	61,242	93,718	338,820	8,328
Contract purchase payments	—	—	—	—	—
Net transfers(1)	1,153	2,011	5,515	(3,512)	(545)
Contract terminations:
Surrender benefits and contract charges	(18,514)	(27,408)	(5,047)	(22,170)	(63)
Death benefits	—	(707)	(742)	—	—
Units outstanding at end of year	188,219	35,138	93,444	313,138	7,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(13,359)	$(20)	$199	$(260)	$9,868
Net realized gain (loss) on sales of investments	74,289	15	598	722	730
Distributions from capital gains	—	—	—	1,918	463
Net change in unrealized appreciation or depreciation of investments	124,261	250	5,822	1,148	1,567
Net increase (decrease) in net assets resulting from operations	185,191	245	6,619	3,528	12,628

Contract transactions
Contract purchase payments	63	5	—	—	9,805
Net transfers(1)	(6,296)	(12)	(8)	(2,038)	6,952
Contract terminations:
Surrender benefits and contract charges	(77,385)	—	(9,164)	(92)	(142,176)
Death benefits	(34,147)	—	—	—	(8,874)
Increase (decrease) from contract transactions	(117,765)	(7)	(9,172)	(2,130)	(134,293)
Net assets at beginning of year	993,025	1,979	29,240	28,892	693,027
Net assets at end of year	$1,060,451	$2,217	$26,687	$30,290	$571,362

Accumulation unit activity
Units outstanding at beginning of year	359,797	—	21,822	12,943	633,639
Contract purchase payments	—	—	—	—	6,827
Net transfers(1)	(1,979)	—	—	(895)	6,262
Contract terminations:
Surrender benefits and contract charges	(30,861)	—	(5,820)	(42)	(128,353)
Death benefits	(11,098)	—	—	—	(7,786)
Units outstanding at end of year	315,859	—	16,002	12,006	510,589

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	33

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$115	$738	$(450)	$(1,021)	$(375)
Net realized gain (loss) on sales of investments	(11)	(492)	1,148	28,463	17,456
Distributions from capital gains	—	654	—	—	—
Net change in unrealized appreciation or depreciation of investments	(97)	66	9,313	(16,564)	(15,395)
Net increase (decrease) in net assets resulting from operations	7	966	10,011	10,878	1,686

Contract transactions
Contract purchase payments	—	—	390	46	40
Net transfers(1)	(4)	7,641	(4,391)	(1,103)	(7)
Contract terminations:
Surrender benefits and contract charges	—	(918)	(135)	(58,948)	(33,154)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(4)	6,723	(4,136)	(60,005)	(33,121)
Net assets at beginning of year	1,458	72,717	32,626	85,257	33,444
Net assets at end of year	$1,461	$80,406	$38,501	$36,130	$2,009

Accumulation unit activity
Units outstanding at beginning of year	—	48,333	30,787	64,403	14,254
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	5,527	(3,399)	(737)	—
Contract terminations:
Surrender benefits and contract charges	—	(653)	(110)	(41,831)	(14,254)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	53,207	27,278	21,835	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$(1)	$9	$784	$(31,010)	$4,113
Net realized gain (loss) on sales of investments	3	(2)	2	167,002	178
Distributions from capital gains	—	—	—	296,952	2,235
Net change in unrealized appreciation or depreciation of investments	329	340	47	568,597	5,773
Net increase (decrease) in net assets resulting from operations	331	347	833	1,001,541	12,299

Contract transactions
Contract purchase payments	—	—	—	23,441	—
Net transfers(1)	(13)	(12)	1,086	(117,257)	49,389
Contract terminations:
Surrender benefits and contract charges	—	—	(98)	(499,717)	(24,944)
Death benefits	—	—	—	(13,108)	(4,910)
Increase (decrease) from contract transactions	(13)	(12)	988	(606,641)	19,535
Net assets at beginning of year	1,269	1,272	43,362	5,237,774	477,714
Net assets at end of year	$1,587	$1,607	$45,183	$5,632,674	$509,548

Accumulation unit activity
Units outstanding at beginning of year	—	—	9,276	1,876,762	351,124
Contract purchase payments	—	—	—	9,785	—
Net transfers(1)	—	—	856	(37,112)	35,873
Contract terminations:
Surrender benefits and contract charges	—	—	(78)	(154,329)	(17,684)
Death benefits	—	—	—	(3,562)	(3,472)
Units outstanding at end of year	—	—	10,054	1,691,544	365,841

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	35

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$(12,662)	$(180)	$64	$(3,514)	$5
Net realized gain (loss) on sales of investments	43,972	13,655	3	4,616	11
Distributions from capital gains	66,613	159	—	28,447	259
Net change in unrealized appreciation or depreciation of investments	148,734	29,416	102	16,896	196
Net increase (decrease) in net assets resulting from operations	246,657	43,050	169	46,445	471

Contract transactions
Contract purchase payments	—	749	—	13,332	—
Net transfers(1)	9,573	(2,567)	(11)	21,470	(9)
Contract terminations:
Surrender benefits and contract charges	(262,311)	(55,681)	—	(31,028)	—
Death benefits	(1,004)	(1,219)	—	(1,495)	—
Increase (decrease) from contract transactions	(253,742)	(58,718)	(11)	2,279	(9)
Net assets at beginning of year	1,430,447	163,917	1,968	479,376	2,082
Net assets at end of year	$1,423,362	$148,249	$2,126	$528,100	$2,544

Accumulation unit activity
Units outstanding at beginning of year	389,467	78,616	—	222,294	—
Contract purchase payments	—	253	—	6,071	—
Net transfers(1)	1,587	(1,140)	—	9,591	—
Contract terminations:
Surrender benefits and contract charges	(75,982)	(20,263)	—	(13,554)	—
Death benefits	(206)	(406)	—	(635)	—
Units outstanding at end of year	314,866	57,060	—	223,767	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
Operations
Investment income (loss) — net	$(61)	$6,680	$(30)	$—	$(974)
Net realized gain (loss) on sales of investments	24	54,082	7	543	343
Distributions from capital gains	363	49,802	139	—	5,293
Net change in unrealized appreciation or depreciation of investments	632	61,139	207	4,397	10,543
Net increase (decrease) in net assets resulting from operations	958	171,703	323	4,940	15,205

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(6)	(6,569)	(7)	(1,431)	(10)
Contract terminations:
Surrender benefits and contract charges	—	(101,540)	—	(94)	(592)
Death benefits	—	(5,552)	—	—	—
Increase (decrease) from contract transactions	(6)	(113,661)	(7)	(1,525)	(602)
Net assets at beginning of year	3,786	1,098,129	2,288	23,809	73,465
Net assets at end of year	$4,738	$1,156,171	$2,604	$27,224	$88,068

Accumulation unit activity
Units outstanding at beginning of year	—	592,917	—	21,038	51,553
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	(1,571)	—	(1,212)	—
Contract terminations:
Surrender benefits and contract charges	—	(50,209)	—	(79)	(362)
Death benefits	—	(2,608)	—	—	—
Units outstanding at end of year	—	538,529	—	19,747	51,191

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	37

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Janus Henderson VIT Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
Operations
Investment income (loss) — net	$(343)	$14,022	$917	$713	$(26)
Net realized gain (loss) on sales of investments	714	49,463	9,704	8,727	—
Distributions from capital gains	326	46,094	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,045	58,469	(1,534)	(7,252)	752
Net increase (decrease) in net assets resulting from operations	7,742	168,048	9,087	2,188	726

Contract transactions
Contract purchase payments	—	7,740	125	75	—
Net transfers(1)	(2,418)	23,400	(27,085)	439	(14)
Contract terminations:
Surrender benefits and contract charges	(120)	(209,228)	(33,173)	(46,122)	—
Death benefits	—	(69,559)	—	—	—
Increase (decrease) from contract transactions	(2,538)	(247,647)	(60,133)	(45,608)	(14)
Net assets at beginning of year	30,764	1,698,222	93,814	52,566	1,954
Net assets at end of year	$35,968	$1,618,623	$42,768	$9,146	$2,666

Accumulation unit activity
Units outstanding at beginning of year	18,634	826,417	25,948	51,993	—
Contract purchase payments	—	3,559	—	—	—
Net transfers(1)	(1,382)	10,215	(6,227)	428	—
Contract terminations:
Surrender benefits and contract charges	(68)	(94,393)	(11,330)	(45,998)	—
Death benefits	—	(32,920)	—	—	—
Units outstanding at end of year	17,184	712,878	8,391	6,423	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(29,857)	$(1,973)	$10,763	$(7,735)	$919
Net realized gain (loss) on sales of investments	90,016	5,142	(1,497)	28,263	15
Distributions from capital gains	209,837	—	—	57,309	—
Net change in unrealized appreciation or depreciation of investments	228,864	124,410	67,297	45,268	2,162
Net increase (decrease) in net assets resulting from operations	498,860	127,579	76,563	123,105	3,096

Contract transactions
Contract purchase payments	—	—	9,951	7,624	—
Net transfers(1)	(153,255)	13,682	11,230	(7,407)	725
Contract terminations:
Surrender benefits and contract charges	(260,850)	(5,957)	(89,759)	(52,344)	(367)
Death benefits	(3,361)	—	(15,837)	(40,749)	—
Increase (decrease) from contract transactions	(417,466)	7,725	(84,415)	(92,876)	358
Net assets at beginning of year	2,209,035	363,081	1,695,917	1,064,269	25,700
Net assets at end of year	$2,290,429	$498,385	$1,688,065	$1,094,498	$29,154

Accumulation unit activity
Units outstanding at beginning of year	1,031,320	122,235	1,004,255	313,092	19,143
Contract purchase payments	—	—	5,442	3,137	—
Net transfers(1)	(63,155)	3,554	9,239	(1,857)	536
Contract terminations:
Surrender benefits and contract charges	(112,623)	(1,472)	(50,593)	(19,158)	(283)
Death benefits	(1,191)	—	(8,791)	(10,184)	—
Units outstanding at end of year	854,351	124,317	959,552	285,030	19,396

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	39

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$(3,179)	$10	$(2,905)	$(42,232)	$(2,748)
Net realized gain (loss) on sales of investments	(50)	7	492	537,205	10,631
Distributions from capital gains	722	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,612	302	36,731	16,920	3,404
Net increase (decrease) in net assets resulting from operations	1,105	319	34,318	511,893	11,287

Contract transactions
Contract purchase payments	—	—	51	75	138
Net transfers(1)	21,308	(7)	288,869	(121,699)	(171,790)
Contract terminations:
Surrender benefits and contract charges	(9,904)	—	(3,415)	(932,120)	(684)
Death benefits	(1,467)	—	—	—	—
Increase (decrease) from contract transactions	9,937	(7)	285,505	(1,053,744)	(172,336)
Net assets at beginning of year	225,452	1,866	503	3,493,878	205,974
Net assets at end of year	$236,494	$2,178	$320,326	$2,952,027	$44,925

Accumulation unit activity
Units outstanding at beginning of year	124,779	—	—	2,288,230	174,473
Contract purchase payments	—	—	—	—	—
Net transfers(1)	11,648	—	178,939	(75,361)	(139,438)
Contract terminations:
Surrender benefits and contract charges	(5,236)	—	(1,924)	(570,007)	(558)
Death benefits	(786)	—	—	—	—
Units outstanding at end of year	130,405	—	177,015	1,642,862	34,477

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2(2)	VP Man Risk US, Cl 2(2)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(12,837)	$—	$—	$(3,702)	$(9,422)
Net realized gain (loss) on sales of investments	30,140	—	—	257	4,111
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	38,219	6	8	19,810	67,807
Net increase (decrease) in net assets resulting from operations	55,522	6	8	16,365	62,496

Contract transactions
Contract purchase payments	102	180	180	160	35,100
Net transfers(1)	(3)	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(109,850)	—	—	(1,740)	(35,418)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(109,751)	180	180	(1,580)	(318)
Net assets at beginning of year	971,307	—	—	256,615	649,459
Net assets at end of year	$917,078	$186	$188	$271,400	$711,637

Accumulation unit activity
Units outstanding at beginning of year	821,073	—	—	251,318	632,462
Contract purchase payments	—	—	—	—	32,322
Net transfers(1)	—	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(88,753)	—	—	(1,634)	(32,849)
Death benefits	—	—	—	—	—
Units outstanding at end of year	732,320	—	—	249,684	631,935

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period September 18, 2017 (commencement of operations) to December 31, 2017.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	41

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(18,228)	$(73,148)	$(80,261)	$(163,543)	$(69,160)
Net realized gain (loss) on sales of investments	4,898	128,966	350,854	798,048	694,384
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	223,518	621,249	319,084	718,641	(9,640)
Net increase (decrease) in net assets resulting from operations	210,188	677,067	589,677	1,353,146	615,584

Contract transactions
Contract purchase payments	110	6,589	47	29,568	90
Net transfers(1)	162,642	254,846	(289,070)	(254,343)	32
Contract terminations:
Surrender benefits and contract charges	(28,845)	(968,113)	(886,133)	(1,911,302)	(1,145,794)
Death benefits	—	—	—	(32,132)	—
Increase (decrease) from contract transactions	133,907	(706,678)	(1,175,156)	(2,168,209)	(1,145,672)
Net assets at beginning of year	1,251,662	5,377,516	5,713,556	12,821,983	4,596,440
Net assets at end of year	$1,595,757	$5,347,905	$5,128,077	$12,006,920	$4,066,352

Accumulation unit activity
Units outstanding at beginning of year	1,206,009	5,185,030	4,228,429	9,403,791	3,212,068
Contract purchase payments	—	6,137	—	21,089	—
Net transfers(1)	147,747	243,815	(203,677)	(185,880)	—
Contract terminations:
Surrender benefits and contract charges	(25,796)	(863,980)	(619,006)	(1,334,254)	(739,489)
Death benefits	—	—	—	(22,117)	—
Units outstanding at end of year	1,327,960	4,571,002	3,405,746	7,882,629	2,472,579

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(119,870)	$(14,706)	$(21,706)	$(6,869)	$—
Net realized gain (loss) on sales of investments	770,363	30,086	184,170	39,809	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	572,000	86,248	(24,973)	(7,368)	20
Net increase (decrease) in net assets resulting from operations	1,222,493	101,628	137,491	25,572	20

Contract transactions
Contract purchase payments	40,090	252	61	111	90
Net transfers(1)	(41,536)	171,786	(490)	23,398	—
Contract terminations:
Surrender benefits and contract charges	(1,761,589)	(128,072)	(498,242)	(69,168)	—
Death benefits	—	—	(139,541)	(1,991)	—
Increase (decrease) from contract transactions	(1,763,035)	43,966	(638,212)	(47,650)	90
Net assets at beginning of year	9,083,388	1,191,933	1,868,896	489,571	91
Net assets at end of year	$8,542,846	$1,337,527	$1,368,175	$467,493	$201

Accumulation unit activity
Units outstanding at beginning of year	6,286,161	926,918	1,465,333	205,872	—
Contract purchase payments	26,313	—	—	—	—
Net transfers(1)	(26,815)	127,095	—	9,692	—
Contract terminations:
Surrender benefits and contract charges	(1,135,474)	(95,042)	(366,310)	(32,507)	—
Death benefits	—	—	(108,976)	(522)	—
Units outstanding at end of year	5,150,185	958,971	990,047	182,535	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	43

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$—	$—	$(1,001)	$(3,715)
Net realized gain (loss) on sales of investments	—	—	(5,158)	(5,508)
Distributions from capital gains	—	—	3,397	41,312
Net change in unrealized appreciation or depreciation of investments	31	26	127,575	10,898
Net increase (decrease) in net assets resulting from operations	31	26	124,813	42,987

Contract transactions
Contract purchase payments	81	90	—	—
Net transfers(1)	—	—	(30,916)	(9,471)
Contract terminations:
Surrender benefits and contract charges	—	—	(37,908)	(24,352)
Death benefits	—	—	(2,014)	(1,462)
Increase (decrease) from contract transactions	81	90	(70,838)	(35,285)
Net assets at beginning of year	101	91	419,767	251,185
Net assets at end of year	$213	$207	$473,742	$258,887

Accumulation unit activity
Units outstanding at beginning of year	—	—	193,831	115,911
Contract purchase payments	—	—	—	—
Net transfers(1)	—	—	(11,963)	(4,099)
Contract terminations:
Surrender benefits and contract charges	—	—	(14,291)	(10,011)
Death benefits	—	—	(719)	(575)
Units outstanding at end of year	—	—	166,858	101,226

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® FlexChoice Select Variable Annuity (FlexChoice Select) contracts issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through FlexChoice Select contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under FlexChoice Select contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2018, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through FlexChoice Select.

Division	Fund
AB VPS Global Thematic Gro, Cl B	AB VPS Global Thematic Growth Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II	American Century VP Ultra®, Class II
AC VP Val, Cl II	American Century VP Value, Class II
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Mid Cap Val, Cl 3	Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (effective on or about May 1, 2019, this Fund will be renamed to Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3))
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Loomis Sayles Gro, Cl 1	CTIVP® – Loomis Sayles Growth Fund (Class 1)
CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP® – MFS® Blended Research® Core Equity Fund (Class 3)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
Drey VIF Intl Eq, Serv	Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares
Drey VIF Intl Val, Serv	Dreyfus Variable Investment Fund International Value Portfolio, Service Shares
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser II	Invesco V.I. Mid Cap Growth Fund, Series II Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	45

Division	Fund
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
MS VIF Mid Cap Gro, Cl II	Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (effective on or about April 30, 2019, this Fund will be renamed to Morgan Stanley VIF Discovery Portfolio, Class II Shares)
Oppen Cap Appr VA, Serv	Oppenheimer Capital Appreciation Fund/VA, Service Shares(1)
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares(2)
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares(3)
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares(4)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Temp Gro, Cl 2	Templeton Growth VIP Fund – Class 2
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)(5)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)(5)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Intl	Wanger International
Wanger USA	Wanger USA

(1)	Oppenheimer Capital Appreciation Fund/VA, Service Shares is scheduled to merge into Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Shares on or about May 24, 2019.
(2)	Oppenheimer Global Fund/VA, Service Shares is scheduled to merge into Invesco Oppenheimer V.I. Global Fund, Series II Shares on or about May 24, 2019.
(3)	Oppenheimer Global Strategic Income Fund/VA, Service Shares is scheduled to merge into Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares on or about May 24, 2019.
(4)	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares is scheduled to merge into Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares on or about May 24, 2019.
(5)	For the period September 18, 2017 (commencement of operations) to December 31, 2017.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

46	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2018.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.

3.  VARIABLE ACCOUNT EXPENSES

For FlexChoice Select contracts, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis to a range from 1.55% to 1.90% of the average daily net assets of each subaccount depending on the contract and death benefit option selected.

For FlexChoice Select contracts, RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through FlexChoice Select contracts.

4.  CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $40 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

Optional riders are available on this product and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the product prospectus.

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	47

5.  WITHDRAWAL CHARGES

RiverSource Life of NY may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2018 were as follows:

Division	Purchases
AB VPS Global Thematic Gro, Cl B	$3
AB VPS Gro & Inc, Cl B	17,345
AB VPS Intl Val, Cl B	63,812
AC VP Mid Cap Val, Cl II	427
AC VP Ultra, Cl II	68,485
AC VP Val, Cl II	1,417
CB Var Sm Cap Gro, Cl I	340
Col VP Disciplined Core, Cl 3	123
Col VP Divd Opp, Cl 3	15,354
Col VP Emer Mkts, Cl 3	62,113
Col VP Govt Money Mkt, Cl 3	85,619
Col VP Hi Yield Bond, Cl 3	6,843
Col VP Inc Opp, Cl 3	15,249
Col VP Inter Bond, Cl 3	758,918
Col VP Lg Cap Gro, Cl 3	271
Col VP Lg Cap Index, Cl 3	1
Col VP Mid Cap Val, Cl 3	1
Col VP Overseas Core, Cl 3	750
Col VP Sm Cap Val, Cl 2	4,122
Col VP US Govt Mtge, Cl 3	17,642
CS Commodity Return	34
CTIVP BR Gl Infl Prot Sec, Cl 3	3,162
CTIVP Loomis Sayles Gro, Cl 1	459
CTIVP MFS Blend Res Core Eq, Cl 3	317
CTIVP Vty Sycamore Estb Val, Cl 3	32
Drey VIF Intl Eq, Serv	16
Drey VIF Intl Val, Serv	22
EV VT Floating-Rate Inc, Init Cl	6,546
Fid VIP Contrafund, Serv Cl 2	562,359
Fid VIP Invest Gr, Serv Cl 2	40,830
Fid VIP Mid Cap, Serv Cl 2	146,671
Fid VIP Overseas, Serv Cl 2	5,476
Frank Inc, Cl 2	106
GS VIT Mid Cap Val, Inst	69,784
GS VIT U.S. Eq Insights, Inst	419
Invesco VI Am Fran, Ser II	334
Invesco VI Comstock, Ser II	147,642

Division	Purchases
Invesco VI Hlth, Ser II	$376
Invesco VI Intl Gro, Ser II	2,630
Invesco VI Mid Cap Gro, Ser II	10,271
Janus Henderson VIT Res, Serv	1,699
MFS Total Return, Serv Cl	173,671
MFS Utilities, Serv Cl	1,683
MS VIF Global Real Est, Cl II	599
MS VIF Mid Cap Gro, Cl II	673
Oppen Cap Appr VA, Serv	197,510
Oppen Global VA, Serv	48,534
Oppen Global Strategic Inc VA, Srv	124,847
Oppen Main St Sm Cap VA, Serv	145,117
PIMCO VIT All Asset, Advisor Cl	1,360
Temp Global Bond, Cl 2	15,609
Temp Gro, Cl 2	223
VP Aggr, Cl 2	24
VP Aggr, Cl 4	20
VP Conserv, Cl 2	279,863
VP Conserv, Cl 4	57,241
VP Man Risk, Cl 2	—
VP Man Risk US, Cl 2	—
VP Man Vol Conserv, Cl 2	—
VP Man Vol Conserv Gro, Cl 2	22
VP Man Vol Gro, Cl 2	22
VP Man Vol Mod Gro, Cl 2	60,235
VP Mod, Cl 2	700,857
VP Mod, Cl 4	172,285
VP Mod Aggr, Cl 2	62
VP Mod Aggr, Cl 4	2,974
VP Mod Conserv, Cl 2	167,950
VP Mod Conserv, Cl 4	312,029
VP Ptnrs Sm Cap Val, Cl 3	30,281
VP US Flex Conserv Gro, Cl 2	—
VP US Flex Gro, Cl 2	—
VP US Flex Mod Gro, Cl 2	—
Wanger Intl	100,359
Wanger USA	71,608

48	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at December 31, 2018:

Subaccount	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
1.00%	$2.29	$3.11	$1.13	$2.22	$2.86
1.05%	1.37	2.00	0.78	1.91	2.54
1.10%	2.25	3.06	—	—	—
1.15%	1.36	2.09	1.01	1.89	2.41
1.20%	1.35	1.96	0.77	1.88	2.49
1.25%	2.20	2.99	0.76	1.86	2.48
1.30%	2.18	2.97	0.99	1.85	2.36
1.35%	2.17	2.97	0.98	1.84	2.34
1.40%	2.15	2.94	0.75	1.83	2.43
1.45%	1.57	2.39	1.09	2.14	2.75
1.50%	1.30	1.99	0.96	1.81	2.29
1.55%	2.10	2.85	0.95	1.80	2.27
1.65%	2.07	2.81	—	—	—
1.70%	1.27	1.93	0.93	1.77	2.23
1.80%	1.08	1.47	0.52	1.78	1.96
1.90%	1.07	1.46	0.52	1.76	1.94
1.95%	1.51	2.29	1.05	2.05	2.64
2.00%	1.06	1.44	0.51	1.74	1.92
2.05%	1.50	2.27	1.04	2.04	2.61

Subaccount	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
1.00%	$2.09	$2.88	$2.00	$3.61	$1.13
1.05%	1.86	2.35	2.09	1.70	1.59
1.10%	—	—	1.98	3.55	—
1.15%	2.00	2.32	2.23	2.08	2.21
1.20%	1.83	2.31	2.06	1.67	1.56
1.25%	1.82	2.30	1.94	3.47	1.55
1.30%	1.96	2.28	2.19	3.44	2.17
1.35%	1.95	2.27	2.17	3.41	2.15
1.40%	1.78	2.26	2.13	3.39	1.52
1.45%	2.01	2.77	2.57	1.93	1.09
1.50%	1.91	2.23	2.13	1.98	2.11
1.55%	1.90	2.22	2.11	3.31	2.09
1.65%	—	—	1.84	3.26	—
1.70%	1.86	2.18	2.07	1.92	2.05
1.80%	1.43	2.07	1.57	1.25	0.84
1.90%	1.42	2.04	1.55	1.23	0.83
1.95%	1.93	2.66	2.47	1.85	1.05
2.00%	1.40	2.02	1.54	1.22	0.82
2.05%	1.91	2.64	2.45	1.83	1.04

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	49

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
1.00%	$1.01	$1.51	$1.48	$1.52	$3.03
1.05%	0.98	1.91	1.87	1.45	2.12
1.10%	0.99	—	—	1.50	2.98
1.15%	1.00	2.01	1.91	1.43	2.29
1.20%	0.96	1.88	1.84	1.42	2.08
1.25%	0.97	1.87	1.83	1.46	2.91
1.30%	0.96	1.97	1.87	1.45	2.89
1.35%	0.95	1.95	1.86	1.44	2.86
1.40%	1.02	1.83	1.79	1.64	2.84
1.45%	0.90	1.45	1.42	1.16	2.51
1.50%	0.95	1.91	1.82	1.36	2.18
1.55%	0.93	1.90	1.81	1.40	2.78
1.65%	0.91	—	—	1.37	2.73
1.70%	0.92	1.86	1.77	1.32	2.11
1.80%	0.86	1.60	1.58	1.24	1.61
1.90%	0.85	1.58	1.56	1.22	1.60
1.95%	0.86	1.40	1.36	1.11	2.41
2.00%	0.84	1.56	1.54	1.21	1.58
2.05%	0.86	1.38	1.35	1.10	2.39

Subaccount	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3
1.00%	$3.30	$2.08	$1.33	$1.95	$1.18
1.05%	2.17	1.50	1.22	1.84	1.18
1.10%	3.25	—	—	—	1.17
1.15%	2.28	1.49	1.50	2.09	1.17
1.20%	2.13	1.48	1.20	1.80	1.15
1.25%	3.18	1.47	1.19	1.79	1.14
1.30%	3.15	1.46	1.47	2.05	1.13
1.35%	3.13	1.45	1.46	2.04	1.12
1.40%	3.10	1.44	1.34	1.76	1.11
1.45%	2.38	2.00	1.28	1.88	1.04
1.50%	2.17	1.43	1.43	1.99	1.12
1.55%	3.03	1.42	1.42	1.98	1.09
1.65%	2.98	—	—	—	1.07
1.70%	2.11	1.39	1.39	1.94	1.08
1.80%	1.63	1.33	0.85	1.49	1.02
1.90%	1.61	1.32	0.84	1.47	1.01
1.95%	2.28	1.92	1.23	1.80	1.00
2.00%	1.59	1.30	0.83	1.45	1.00
2.05%	2.26	1.90	1.22	1.79	0.99

50	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
1.00%	$0.56	$1.22	$1.35	$2.01	$2.38
1.05%	0.44	1.41	1.34	1.48	2.27
1.10%	—	—	—	—	—
1.15%	0.43	1.40	1.34	1.47	2.42
1.20%	0.43	1.39	1.34	1.46	2.23
1.25%	0.43	1.38	1.34	1.45	2.21
1.30%	0.42	1.37	1.33	1.44	2.37
1.35%	0.42	1.37	1.33	1.43	2.35
1.40%	0.42	1.35	1.33	1.43	2.17
1.45%	0.54	1.18	1.33	1.93	2.29
1.50%	0.41	1.34	1.33	1.41	2.30
1.55%	0.41	1.33	1.33	1.40	2.29
1.65%	—	—	—	—	—
1.70%	0.40	1.31	1.32	1.38	2.24
1.80%	0.38	1.23	1.32	1.35	1.72
1.90%	0.38	1.22	1.31	1.33	1.70
1.95%	0.52	1.13	1.31	1.85	2.20
2.00%	0.37	1.20	1.31	1.31	1.68
2.05%	0.51	1.12	1.31	1.84	2.18

Subaccount	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
1.00%	$1.33	$1.09	$1.23	$3.71	$1.17
1.05%	0.94	0.93	1.29	2.10	1.44
1.10%	—	—	—	3.65	—
1.15%	0.92	1.11	1.28	2.47	1.41
1.20%	0.92	0.91	1.27	2.06	1.41
1.25%	0.91	0.91	1.26	3.56	1.40
1.30%	0.91	1.09	1.25	3.53	1.38
1.35%	0.90	1.08	1.25	3.51	1.38
1.40%	0.90	0.89	1.24	3.48	1.37
1.45%	1.28	1.04	1.19	2.17	1.12
1.50%	0.89	1.06	1.23	2.35	1.35
1.55%	0.88	1.05	1.22	3.40	1.34
1.65%	—	—	—	3.34	—
1.70%	0.87	1.03	1.20	2.28	1.31
1.80%	0.80	0.70	1.20	1.51	1.25
1.90%	0.79	0.69	1.18	1.50	1.23
1.95%	1.23	1.00	1.14	2.08	1.08
2.00%	0.78	0.68	1.17	1.48	1.22
2.05%	1.22	0.99	1.13	2.06	1.07

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	51

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
1.00%	$4.39	$2.57	$1.54	$1.98	$2.66
1.05%	2.00	1.23	1.68	1.86	1.77
1.10%	4.32	2.53	—	—	—
1.15%	2.48	1.50	1.80	2.17	1.75
1.20%	1.97	1.21	1.65	1.83	1.74
1.25%	4.22	2.47	1.64	1.82	1.73
1.30%	4.19	2.45	1.76	2.12	1.72
1.35%	4.15	2.44	1.75	2.11	1.71
1.40%	4.12	2.42	1.61	1.78	1.70
1.45%	1.84	1.40	1.49	1.90	2.56
1.50%	2.36	1.43	1.71	2.06	1.68
1.55%	4.02	2.36	1.70	2.05	1.67
1.65%	3.96	2.32	—	—	—
1.70%	2.29	1.39	1.67	2.00	1.64
1.80%	1.44	0.84	1.31	1.42	1.64
1.90%	1.43	0.83	1.30	1.41	1.62
1.95%	1.76	1.34	1.42	1.82	2.46
2.00%	1.41	0.82	1.29	1.39	1.60
2.05%	1.75	1.33	1.41	1.81	2.44

Subaccount	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
1.00%	$1.80	$2.12	$2.27	$1.38	$1.58
1.05%	1.79	1.80	1.94	1.08	1.57
1.10%	—	—	—	—	1.57
1.15%	1.78	1.92	1.92	1.07	1.56
1.20%	1.77	1.77	1.90	1.06	1.56
1.25%	1.77	1.76	1.89	1.05	1.55
1.30%	1.76	1.88	1.88	1.05	1.55
1.35%	1.75	1.87	1.87	1.04	1.54
1.40%	1.75	1.73	1.86	1.04	1.54
1.45%	1.74	2.04	2.19	1.33	1.53
1.50%	1.74	1.83	1.84	1.02	1.53
1.55%	1.73	1.82	1.83	1.02	1.52
1.65%	—	—	—	—	1.51
1.70%	1.71	1.78	1.80	1.00	1.51
1.80%	1.70	1.43	1.76	0.93	1.50
1.90%	1.69	1.41	1.74	0.92	1.49
1.95%	1.69	1.96	2.10	1.27	1.48
2.00%	1.68	1.40	1.72	0.90	1.48
2.05%	1.67	1.94	2.08	1.26	1.47

52	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Janus Henderson VIT Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
1.00%	$2.31	$2.22	$4.86	$1.56	$2.15
1.05%	1.88	1.68	2.32	1.02	2.06
1.10%	—	2.18	4.78	—	—
1.15%	1.86	1.72	2.94	1.01	2.03
1.20%	1.85	1.65	2.28	1.00	2.02
1.25%	1.84	2.13	4.67	1.00	2.01
1.30%	1.83	2.11	4.63	0.99	2.00
1.35%	1.82	2.10	4.60	0.98	1.99
1.40%	1.81	2.08	4.56	0.98	1.97
1.45%	2.23	1.61	1.86	1.50	2.07
1.50%	1.78	1.64	2.80	0.97	1.95
1.55%	1.78	2.03	4.46	0.96	1.94
1.65%	—	2.00	4.38	—	—
1.70%	1.75	1.59	2.72	0.94	1.91
1.80%	1.63	1.33	1.43	0.97	1.67
1.90%	1.61	1.32	1.41	0.96	1.65
1.95%	2.13	1.54	1.78	1.44	1.99
2.00%	1.59	1.30	1.40	0.95	1.63
2.05%	2.12	1.53	1.77	1.43	1.97

Subaccount	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
1.00%	$2.75	$3.79	$1.80	$4.14	$1.27
1.05%	1.88	1.84	1.47	2.03	1.38
1.10%	2.71	3.73	1.77	4.07	—
1.15%	1.91	2.18	1.48	2.33	1.36
1.20%	1.85	1.81	1.44	2.00	1.36
1.25%	2.65	3.64	1.73	3.98	1.35
1.30%	2.63	3.61	1.72	3.95	1.34
1.35%	2.61	3.58	1.70	3.92	1.33
1.40%	2.58	3.56	1.69	3.88	1.32
1.45%	2.12	1.85	1.16	2.21	1.22
1.50%	1.82	2.08	1.41	2.23	1.31
1.55%	2.52	3.47	1.65	3.79	1.30
1.65%	2.48	3.42	1.63	3.73	—
1.70%	1.77	2.02	1.37	2.17	1.28
1.80%	1.36	1.31	1.19	1.64	1.24
1.90%	1.34	1.30	1.18	1.62	1.22
1.95%	2.03	1.77	1.11	2.12	1.17
2.00%	1.33	1.28	1.16	1.60	1.21
2.05%	2.02	1.76	1.10	2.10	1.16

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	53

Subaccount	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
1.00%	$1.20	$1.58	$1.73	$1.73	$1.24
1.05%	1.82	1.28	1.65	1.65	1.23
1.10%	—	—	—	—	—
1.15%	1.88	1.45	1.64	1.64	1.22
1.20%	1.79	1.25	1.63	1.63	1.22
1.25%	1.78	1.25	1.62	1.63	1.21
1.30%	1.84	1.42	1.62	1.62	1.20
1.35%	1.83	1.41	1.61	1.61	1.20
1.40%	1.75	1.22	1.60	1.61	1.19
1.45%	1.16	1.52	1.66	1.66	1.20
1.50%	1.79	1.38	1.59	1.59	1.18
1.55%	1.78	1.37	1.58	1.58	1.18
1.65%	—	—	—	—	—
1.70%	1.74	1.34	1.56	1.56	1.16
1.80%	1.44	0.96	1.55	1.55	1.15
1.90%	1.43	0.95	1.54	1.54	1.14
1.95%	1.11	1.46	1.59	1.60	1.15
2.00%	1.41	0.94	1.52	1.52	1.13
2.05%	1.10	1.44	1.58	1.58	1.14

Subaccount	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
1.00%	$1.24	$0.97	$1.00	$1.06	$1.08
1.05%	1.23	—	—	1.06	1.08
1.10%	—	—	—	—	—
1.15%	1.22	—	—	1.06	1.08
1.20%	1.22	0.97	0.99	1.05	1.07
1.25%	1.21	0.97	0.99	1.05	1.07
1.30%	1.20	—	—	1.05	1.07
1.35%	1.20	—	—	1.05	1.06
1.40%	1.19	—	—	1.04	1.06
1.45%	1.20	0.96	0.99	1.04	1.06
1.50%	1.18	—	—	1.04	1.06
1.55%	1.18	0.96	0.99	1.03	1.05
1.65%	—	—	—	—	—
1.70%	1.16	0.96	0.99	1.03	1.05
1.80%	1.15	0.96	0.99	1.02	1.04
1.90%	1.14	—	—	1.02	1.03
1.95%	1.15	0.96	0.98	1.01	1.03
2.00%	1.13	—	—	1.01	1.03
2.05%	1.14	0.96	0.98	1.01	1.03

54	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
1.00%	$1.11	$1.10	$1.48	$1.48	$1.60
1.05%	1.11	1.10	1.45	1.46	1.56
1.10%	—	—	—	—	—
1.15%	1.10	1.10	1.44	1.44	1.54
1.20%	1.10	1.09	1.43	1.44	1.54
1.25%	1.10	1.09	1.43	1.43	1.53
1.30%	1.10	1.09	1.42	1.42	1.52
1.35%	1.09	1.08	1.42	1.42	1.52
1.40%	1.09	1.08	1.41	1.41	1.51
1.45%	1.09	1.08	1.42	1.43	1.54
1.50%	1.08	1.08	1.40	1.40	1.50
1.55%	1.08	1.07	1.39	1.39	1.49
1.65%	—	—	—	—	—
1.70%	1.07	1.07	1.37	1.38	1.47
1.80%	1.07	1.06	1.36	1.36	1.46
1.90%	1.06	1.05	1.35	1.35	1.45
1.95%	1.06	1.05	1.37	1.37	1.48
2.00%	1.06	1.05	1.34	1.34	1.43
2.05%	1.05	1.05	1.35	1.36	1.46

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
1.00%	$1.60	$1.35	$1.35	$3.42	$1.07
1.05%	1.56	1.34	1.34	1.72	—
1.10%	—	—	—	3.37	—
1.15%	1.54	1.33	1.33	1.98	—
1.20%	1.54	1.32	1.32	1.69	1.07
1.25%	1.53	1.31	1.32	3.29	1.07
1.30%	1.52	1.31	1.31	3.26	—
1.35%	1.52	1.30	1.31	3.23	—
1.40%	1.51	1.30	1.30	3.21	—
1.45%	1.54	1.30	1.30	1.72	1.06
1.50%	1.50	1.29	1.29	1.88	—
1.55%	1.49	1.28	1.28	3.14	1.06
1.65%	—	—	—	3.09	—
1.70%	1.47	1.26	1.27	1.83	1.06
1.80%	1.46	1.25	1.26	1.39	1.06
1.90%	1.45	1.24	1.24	1.38	—
1.95%	1.48	1.25	1.25	1.65	1.05
2.00%	1.43	1.23	1.23	1.36	—
2.05%	1.46	1.24	1.24	1.63	1.05

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	55

Subaccount	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
1.00%	$1.15	$1.11	$1.47	$2.57
1.05%	—	—	1.68	2.29
1.10%	—	—	—	—
1.15%	—	—	2.39	2.56
1.20%	1.15	1.11	1.65	2.25
1.25%	1.15	1.11	1.64	2.24
1.30%	—	—	2.34	2.51
1.35%	—	—	2.32	2.49
1.40%	—	—	1.61	2.20
1.45%	1.14	1.10	1.42	2.47
1.50%	—	—	2.27	2.44
1.55%	1.14	1.10	2.26	2.42
1.65%	—	—	—	—
1.70%	1.14	1.10	2.21	2.37
1.80%	1.13	1.09	1.06	1.81
1.90%	—	—	1.05	1.79
1.95%	1.13	1.09	1.36	2.37
2.00%	—	—	1.04	1.77
2.05%	1.13	1.09	1.35	2.35

The following is a summary of units outstanding at December 31, 2018:

Subaccount	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
1.00%	4,094	952	—	—	—
1.05%	—	—	—	—	—
1.10%	10,097	21,062	—	—	—
1.15%	—	—	41,907	—	26,989
1.20%	—	—	—	—	—
1.25%	—	—	2,324	—	—
1.30%	—	—	23,450	—	6,912
1.35%	—	10,838	70,889	—	44,753
1.40%	—	5,135	—	—	—
1.45%	—	—	—	—	—
1.50%	—	—	217,391	—	118,760
1.55%	—	—	5,700	—	3,110
1.65%	—	—	—	—	—
1.70%	—	—	7,737	—	4,467
1.80%	—	—	—	1,182	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	14,191	37,987	369,398	1,182	204,991

56	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	13,856	—
1.15%	—	—	15,215	29,482	14,150
1.20%	—	—	—	—	69,913
1.25%	—	—	—	2,656	1,270
1.30%	—	—	19,504	8,746	24,766
1.35%	—	—	25,636	41,187	24,078
1.40%	—	—	59,213	—	—
1.45%	—	—	—	—	—
1.50%	42,262	—	11,862	235,677	76,291
1.55%	—	—	—	3,215	1,778
1.65%	—	—	—	964	—
1.70%	—	—	—	8,864	2,782
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	42,262	—	131,430	344,647	215,028

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
1.00%	—	—	—	3,191	—
1.05%	—	—	—	—	—
1.10%	—	—	—	550,157	7,070
1.15%	4,630	1,320	4,600	7,813	—
1.20%	—	—	—	—	—
1.25%	2,071	—	3,167	51,080	—
1.30%	10,388	6,248	14,184	—	—
1.35%	88,729	2,171	18,390	94,600	—
1.40%	83,740	—	—	49,729	—
1.45%	—	—	—	—	—
1.50%	—	20,824	29,145	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	1,918	2,016	—	—
1.80%	65,323	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	254,881	32,481	71,502	756,570	7,070

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	57

Subaccount	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3
1.00%	1,370	—	—	—	653
1.05%	—	—	—	—	—
1.10%	106,593	—	—	—	28,914
1.15%	—	—	—	—	5,022
1.20%	—	—	—	—	—
1.25%	—	—	—	2,415	31,444
1.30%	12,284	—	—	—	23,329
1.35%	161,430	—	—	44	262,515
1.40%	—	—	13,551	—	5,190
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	26,044	—	—	—	96,485
1.70%	—	—	—	—	—
1.80%	1,344	—	1,358	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	309,065	—	14,909	2,459	453,552

Subaccount	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	4,126	—	—	—
1.20%	—	—	—	—	—
1.25%	—	5,850	4,248	3,684	—
1.30%	—	—	—	—	—
1.35%	—	8,613	150	130	—
1.40%	—	—	—	—	—
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	18,589	4,398	3,814	—

58	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
1.00%	—	—	—	39,912	—
1.05%	—	—	—	—	—
1.10%	—	—	—	272,187	—
1.15%	—	—	—	40,044	21,446
1.20%	—	—	—	—	—
1.25%	—	—	3,059	9,475	3,635
1.30%	—	—	—	42,964	24,164
1.35%	—	—	422	294,262	62,392
1.40%	—	—	—	31,293	—
1.45%	—	—	—	—	—
1.50%	—	—	—	606,171	188,360
1.55%	—	—	—	38,384	21,212
1.65%	—	—	—	87,223	—
1.70%	—	—	—	8,535	9,396
1.80%	—	—	—	1,389	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	—	3,481	1,471,839	330,605

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
1.00%	3,038	—	—	—	—
1.05%	—	—	—	—	—
1.10%	71,810	8,845	—	—	—
1.15%	5,825	9,057	—	17,190	—
1.20%	—	—	—	—	—
1.25%	3,028	2,437	—	499	—
1.30%	13,880	2,375	—	6,111	—
1.35%	40,670	24,509	—	27,836	—
1.40%	8,149	11	—	—	—
1.45%	—	—	—	—	—
1.50%	52,027	5,389	—	144,833	—
1.55%	21,419	—	—	1,713	—
1.65%	58,815	802	—	—	—
1.70%	1,731	—	—	2,771	—
1.80%	—	1,517	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	280,392	54,942	—	200,953	—

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	59

Subaccount	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	35,233
1.15%	—	54,633	—	—	—
1.20%	—	—	—	—	—
1.25%	—	1,001	—	4,528	—
1.30%	—	40,492	—	—	—
1.35%	—	94,268	—	96	15,598
1.40%	—	—	—	—	—
1.45%	—	—	—	—	—
1.50%	—	272,391	—	—	—
1.55%	—	6,807	—	—	—
1.65%	—	—	—	—	—
1.70%	—	10,911	—	—	—
1.80%	—	1,423	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	—	481,926	—	4,624	50,831

Subaccount	Janus Henderson VIT Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
1.00%	—	12,631	—	—	—
1.05%	—	—	—	—	—
1.10%	—	125,570	4,799	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	2,446	19,753	—	972	—
1.30%	—	4,741	1,131	—	—
1.35%	104	474,774	—	—	—
1.40%	—	2,802	—	—	—
1.45%	—	—	—	—	—
1.50%	—	1,957	—	—	—
1.55%	—	18,087	—	—	—
1.65%	—	49,538	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	2,550	709,853	5,930	972	—

60	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
1.00%	1,899	—	56,363	—	—
1.05%	—	—	—	—	—
1.10%	145,525	47,507	104,848	81,701	—
1.15%	21,007	—	31,561	—	—
1.20%	—	—	—	—	—
1.25%	4,589	520	20,634	2,047	2,204
1.30%	20,339	5,183	37,740	4,317	—
1.35%	515,086	—	202,309	46,667	483
1.40%	1,731	1,191	132,437	32	—
1.45%	—	—	—	—	—
1.50%	113,316	23,521	137,942	89,906	—
1.55%	1,751	—	27,289	16,869	—
1.65%	1,874	—	75,634	39,175	—
1.70%	4,024	—	5,299	—	—
1.80%	1,426	—	—	1,421	901
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	832,567	77,922	832,056	282,135	3,588

Subaccount	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
1.00%	—	—	—	—	33,929
1.05%	—	—	—	339,676	—
1.10%	—	—	—	—	—
1.15%	12,931	—	—	—	—
1.20%	—	—	—	471,170	—
1.25%	2,805	—	—	197,008	—
1.30%	8,381	—	—	—	—
1.35%	21,396	—	—	30,900	—
1.40%	—	—	—	—	—
1.45%	—	—	—	—	—
1.50%	54,722	—	—	92,715	90,274
1.55%	1,050	—	—	—	—
1.65%	—	—	—	—	—
1.70%	2,090	—	—	205,520	—
1.80%	—	—	—	—	—
1.90%	—	—	—	45,155	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	103,375	—	—	1,382,144	124,203

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	61

Subaccount	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
1.00%	—	—	—	—	—
1.05%	218,377	—	—	—	35,131
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	30,357	—	—	—	—
1.30%	—	—	—	—	140,112
1.35%	20,341	—	—	—	—
1.40%	—	—	—	248,061	245,257
1.45%	—	—	—	—	—
1.50%	195,541	—	—	—	43,284
1.55%	—	—	—	—	46,036
1.65%	—	—	—	—	—
1.70%	120,361	—	—	—	44,839
1.80%	—	—	—	—	—
1.90%	40,966	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	625,943	—	—	248,061	554,659

Subaccount	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
1.00%	—	—	308,579	—	242,367
1.05%	—	927,609	—	1,380,270	—
1.10%	—	—	—	—	—
1.15%	—	85,393	—	—	—
1.20%	100,176	628,540	621,138	421,187	134,443
1.25%	—	97,911	349,304	664,923	9,461
1.30%	146,581	685,489	—	207,661	—
1.35%	211,622	348,418	84,138	342,469	36,409
1.40%	221,617	—	—	896,681	—
1.45%	—	—	32,838	—	89,542
1.50%	—	815,200	—	863,948	—
1.55%	—	325,473	89,122	568,221	—
1.65%	—	—	—	—	—
1.70%	127,747	207,572	1,643,007	1,068,461	1,293,757
1.80%	—	75,715	235,996	—	—
1.90%	—	—	—	31,921	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	807,743	4,197,320	3,364,122	6,445,742	1,805,979

62	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
1.00%	—	436,203	—	1,495	—
1.05%	617,243	—	69,941	—	—
1.10%	—	—	—	—	—
1.15%	23,563	—	—	24,977	—
1.20%	1,067,681	203,122	535,466	—	—
1.25%	378,098	—	48,214	—	—
1.30%	—	—	—	6,073	—
1.35%	208,945	—	215,354	24,226	—
1.40%	659,620	—	—	2,407	—
1.45%	—	—	—	—	—
1.50%	374,048	—	14,027	110,903	—
1.55%	400,185	36,818	122,104	1,677	—
1.65%	—	—	—	—	—
1.70%	404,302	64,540	129,845	4,109	—
1.80%	—	58,250	—	1,287	—
1.90%	—	—	29,797	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	4,133,685	798,933	1,164,748	177,154	—

Subaccount		VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
1.00%		—	—	—	—
1.05%		—	—	—	—
1.10%		—	—	—	—
1.15%		—	—	17,984	9,371
1.20%		—	—	—	—
1.25%		—	—	1,129	400
1.30%		—	—	16,660	6,247
1.35%		—	—	30,457	16,193
1.40%		—	—	—	—
1.45%		—	—	—	—
1.50%		—	—	89,187	48,888
1.55%		—	—	2,039	1,099
1.65%		—	—	—	—
1.70%		—	—	3,294	2,176
1.80%		—	—	—	—
1.90%		—	—	—	—
1.95%		—	—	—	—
2.00%		—	—	—	—
2.05%		—	—	—	—
Total		—	—	160,750	84,374

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	63

The following is a summary of net assets at December 31, 2018:

Subaccount	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II
1.00%	$9,373	$3,036	$82	$159	$204
1.05%	102	302	68	141	175
1.10%	22,751	64,501	—	—	—
1.15%	100	180	42,299	131	64,950
1.20%	100	297	87	138	172
1.25%	101	195	1,770	137	171
1.30%	100	152	23,202	137	16,282
1.35%	127	32,171	69,599	136	104,656
1.40%	119	15,121	64	135	114
1.45%	112	171	78	153	196
1.50%	97	200	209,075	134	271,906
1.55%	97	194	5,443	133	7,060
1.65%	116	179	—	—	—
1.70%	94	195	7,211	131	9,947
1.80%	105	183	88	2,288	142
1.90%	104	181	77	177	142
1.95%	107	164	75	147	189
2.00%	103	179	85	174	140
2.05%	106	163	74	145	187
Total	$33,914	$117,764	$359,377	$4,596	$476,633

Subaccount	AC VP Val, Cl II	CB Var Sm Cap Gro, Cl I	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
1.00%	$151	$204	$207	$47	$83
1.05%	142	174	221	21	74
1.10%	—	—	203	49,200	—
1.15%	160	172	33,980	61,319	31,333
1.20%	139	171	209	151	109,124
1.25%	138	170	196	9,223	1,969
1.30%	107	169	42,657	30,105	53,775
1.35%	181	169	55,628	140,681	51,822
1.40%	135	167	125,838	31	103
1.45%	145	195	199	51	80
1.50%	80,665	166	25,195	466,575	160,793
1.55%	153	165	56	10,640	3,726
1.65%	—	—	60	3,142	—
1.70%	162	162	59	17,061	5,701
1.80%	106	149	192	96	97
1.90%	104	147	188	131	90
1.95%	139	187	58	22	76
2.00%	103	146	185	94	92
2.05%	138	185	47	22	76
Total	$82,868	$2,898	$285,378	$788,612	$419,014

64	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3
1.00%	$2,006	$117	$112	$4,834	$128
1.05%	1,996	3,837	73	87	172
1.10%	1,995	—	—	825,645	21,073
1.15%	4,617	2,651	8,797	11,178	125
1.20%	2,002	81	117	176	171
1.25%	2,738	3,743	5,791	74,475	125
1.30%	10,005	12,280	26,556	66	125
1.35%	84,714	4,244	34,197	135,927	197
1.40%	85,292	3,674	84	81,176	124
1.45%	1,996	114	110	90	26
1.50%	1,995	39,803	53,065	75	329
1.55%	1,996	85	113	93	124
1.65%	1,996	—	—	128	123
1.70%	1,984	3,568	3,646	77	315
1.80%	56,101	3,166	3,131	2,479	123
1.90%	1,991	3,129	102	91	122
1.95%	1,993	101	99	88	26
2.00%	1,990	3,093	3,059	2,423	119
2.05%	1,990	99	96	87	26
Total	$269,397	$83,785	$139,148	$1,139,195	$23,573

Subaccount	Col VP Lg Cap Index, Cl 3	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP US Govt Mtge, Cl 3
1.00%	$4,523	$20	$96	$116	$774
1.05%	173	116	95	70	84
1.10%	346,671	—	—	—	33,706
1.15%	119	115	80	118	5,882
1.20%	172	114	93	85	83
1.25%	43	114	92	4,319	35,819
1.30%	38,718	114	64	78	26,349
1.35%	504,695	114	77	89	293,672
1.40%	216	114	18,115	112	5,755
1.45%	24	20	94	112	82
1.50%	23	20	74	124	76
1.55%	22	113	74	111	109
1.65%	77,646	—	—	—	102,912
1.70%	22	109	72	86	1,994
1.80%	2,317	258	1,256	109	2,044
1.90%	123	256	98	107	81
1.95%	23	20	88	106	80
2.00%	121	254	96	105	1,998
2.05%	23	20	86	104	80
Total	$975,674	$1,891	$20,650	$5,951	$511,580

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	65

Subaccount	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Loomis Sayles Gro, Cl 1	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
1.00%	$85	$94	$50	$22	$24
1.05%	76	75	23	23	182
1.10%	—	—	—	—	—
1.15%	67	5,782	50	22	125
1.20%	67	94	50	21	171
1.25%	64	8,068	5,678	5,344	169
1.30%	63	124	20	22	123
1.35%	64	11,772	199	187	123
1.40%	63	114	50	22	164
1.45%	103	92	50	22	24
1.50%	63	—	50	22	120
1.55%	77	119	50	144	92
1.65%	—	—	—	—	—
1.70%	77	79	50	20	48
1.80%	73	2,480	50	242	127
1.90%	78	90	49	140	125
1.95%	98	89	49	22	33
2.00%	57	2,425	49	238	124
2.05%	98	88	49	22	33
Total	$1,273	$31,585	$6,566	$6,535	$1,807

Subaccount	Drey VIF Intl Eq, Serv	Drey VIF Intl Val, Serv	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
1.00%	$96	$79	$2,533	$147,899	$88
1.05%	71	70	1,981	140	81
1.10%	—	—	—	992,737	—
1.15%	71	84	2,234	98,810	30,394
1.20%	69	68	2,449	184	77
1.25%	69	68	3,870	33,754	5,088
1.30%	68	82	1,989	151,692	33,565
1.35%	68	81	2,001	1,031,995	85,822
1.40%	68	67	2,407	108,854	87
1.45%	93	76	2,441	206	85
1.50%	67	81	2,173	1,423,504	253,680
1.55%	66	79	2,342	130,397	28,359
1.65%	—	—	—	291,704	—
1.70%	96	77	2,102	19,475	12,301
1.80%	79	88	2,874	2,324	96
1.90%	79	86	2,384	196	83
1.95%	89	73	2,341	198	82
2.00%	78	84	2,813	217	91
2.05%	89	72	2,322	197	82
Total	$1,316	$1,315	$41,256	$4,434,483	$450,061

66	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2	Frank Inc, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT U.S. Eq Insights, Inst
1.00%	$13,333	$87	$114	$139	$193
1.05%	133	100	128	68	131
1.10%	310,220	22,405	—	—	—
1.15%	14,445	13,598	134	37,217	130
1.20%	165	98	125	144	129
1.25%	12,777	6,033	125	906	128
1.30%	58,128	5,831	132	12,960	128
1.35%	168,952	59,705	131	58,621	127
1.40%	33,575	126	123	82	126
1.45%	133	101	111	134	183
1.50%	122,780	7,696	129	298,631	125
1.55%	86,273	94	128	3,508	124
1.65%	232,969	1,860	—	—	—
1.70%	3,970	92	126	5,555	121
1.80%	213	1,356	98	106	120
1.90%	210	82	96	126	118
1.95%	127	97	105	128	176
2.00%	208	81	95	103	116
2.05%	126	95	104	126	175
Total	$1,058,737	$119,537	$2,004	$418,554	$2,350

Subaccount	Invesco VI Am Fran, Ser II	Invesco VI Comstock, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser II
1.00%	$272	$152	$168	$135	$121
1.05%	272	72	144	145	121
1.10%	—	—	—	—	55,292
1.15%	270	105,103	176	147	120
1.20%	269	158	142	138	120
1.25%	269	1,758	141	4,772	120
1.30%	268	76,428	140	160	115
1.35%	266	176,314	140	100	24,074
1.40%	265	86	139	143	118
1.45%	265	146	162	129	117
1.50%	264	498,717	137	154	118
1.55%	263	12,370	136	276	117
1.65%	—	—	—	—	116
1.70%	260	19,423	134	143	115
1.80%	259	2,114	173	136	115
1.90%	257	140	171	129	114
1.95%	257	140	155	123	113
2.00%	255	259	169	133	113
2.05%	255	139	153	122	112
Total	$4,486	$893,519	$2,580	$7,085	$81,351

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	67

Subaccount	Janus Henderson VIT Res, Serv	MFS Total Return, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II
1.00%	$222	$27,986	$225	$109	$154
1.05%	163	170	234	75	150
1.10%	—	273,832	22,955	—	—
1.15%	213	108	181	84	148
1.20%	226	166	231	95	147
1.25%	4,497	42,067	216	972	147
1.30%	157	10,017	5,241	68	147
1.35%	189	995,297	149	71	146
1.40%	223	5,826	141	119	145
1.45%	214	118	178	106	148
1.50%	193	3,325	209	94	144
1.55%	435	36,742	158	93	143
1.65%	—	99,043	176	—	—
1.70%	150	119	123	71	140
1.80%	159	133	172	415	289
1.90%	206	130	171	76	287
1.95%	206	113	170	101	141
2.00%	155	128	169	407	284
2.05%	204	112	169	100	141
Total	$7,812	$1,495,432	$31,268	$3,056	$2,901

Subaccount	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
1.00%	$5,221	$235	$101,515	$120	$95
1.05%	334	278	74	207	74
1.10%	394,355	177,154	185,801	332,745	—
1.15%	40,138	216	46,896	112	79
1.20%	327	273	95	203	96
1.25%	12,144	1,890	35,712	8,143	2,967
1.30%	53,310	18,723	64,936	17,037	68
1.35%	1,341,796	143	344,810	182,636	643
1.40%	4,474	4,239	223,959	124	95
1.45%	306	177	89	156	92
1.50%	206,260	48,832	194,845	200,364	76
1.55%	4,420	217	45,116	63,991	93
1.65%	4,651	169	122,932	146,279	—
1.70%	7,119	200	7,275	97	81
1.80%	2,207	196	95	2,488	1,206
1.90%	265	194	89	156	88
1.95%	293	170	87	149	88
2.00%	262	192	88	154	91
2.05%	292	169	85	148	87
Total	$2,078,174	$253,667	$1,374,499	$955,309	$6,019

68	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Temp Global Bond, Cl 2	Temp Gro, Cl 2	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
1.00%	$89	$114	$55	$22	$42,145
1.05%	79	96	21	561,931	22
1.10%	—	—	—	—	—
1.15%	24,360	119	21	22	20
1.20%	72	95	23	769,780	22
1.25%	4,988	94	21	320,228	22
1.30%	15,483	118	21	41	22
1.35%	39,223	118	21	49,855	20
1.40%	74	92	21	19	20
1.45%	86	110	22	22	22
1.50%	98,089	106	21	147,495	106,902
1.55%	1,866	106	212	21	22
1.65%	—	—	—	—	—
1.70%	3,643	103	22	321,507	21
1.80%	107	116	21	21	21
1.90%	84	116	21	69,392	21
1.95%	83	105	21	21	21
2.00%	105	114	21	21	21
2.05%	82	104	21	21	21
Total	$188,513	$1,826	$586	$2,240,419	$149,365

Subaccount	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
1.00%	$22	$20	$20	$22	$22
1.05%	268,484	—	—	22	37,983
1.10%	—	—	—	—	—
1.15%	20	—	—	22	22
1.20%	22	17	21	22	22
1.25%	36,742	20	20	22	22
1.30%	20	—	—	22	149,546
1.35%	24,396	—	—	22	22
1.40%	42	—	—	258,663	260,457
1.45%	22	20	20	22	22
1.50%	231,502	—	—	22	45,725
1.55%	94	20	20	22	48,506
1.65%	—	—	—	—	—
1.70%	140,106	20	20	22	46,881
1.80%	20	20	20	22	22
1.90%	46,841	—	—	22	21
1.95%	21	20	20	22	21
2.00%	20	—	—	22	21
2.05%	21	20	20	22	21
Total	$748,395	$177	$181	$259,015	$589,336

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	69

Subaccount	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
1.00%	$22	$22	$456,742	$22	$387,495
1.05%	22	1,021,785	21	2,009,151	21
1.10%	—	—	—	—	—
1.15%	22	93,593	21	42	21
1.20%	110,295	687,028	891,414	605,147	206,556
1.25%	22	106,734	499,157	951,454	14,473
1.30%	160,559	745,414	21	295,694	21
1.35%	231,204	377,888	119,179	485,874	55,197
1.40%	241,461	21	21	1,266,267	21
1.45%	22	22	46,780	22	138,121
1.50%	22	877,326	21	1,209,272	23
1.55%	22	349,380	123,827	792,292	21
1.65%	—	—	—	—	—
1.70%	137,077	221,082	2,257,477	1,469,741	1,902,249
1.80%	22	80,223	321,426	21	53
1.90%	22	41	20	43,138	21
1.95%	21	21	21	21	49
2.00%	21	21	20	21	21
2.05%	21	21	21	21	21
Total	$880,857	$4,560,622	$4,716,189	$9,128,200	$2,704,384

Subaccount	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
1.00%	$22	$590,196	$21	$5,109	$22
1.05%	961,482	45	93,686	141	—
1.10%	—	—	—	28	—
1.15%	36,469	45	21	49,397	—
1.20%	1,641,644	268,067	708,491	140	19
1.25%	578,654	45	63,475	146	22
1.30%	22	45	21	19,795	—
1.35%	317,289	21	281,117	78,294	—
1.40%	997,135	45	65	7,717	—
1.45%	22	21	21	44	22
1.50%	560,277	20	18,066	208,582	—
1.55%	597,168	47,113	156,630	5,255	22
1.65%	—	—	—	44	—
1.70%	595,103	81,556	164,530	7,519	22
1.80%	21	72,866	20	1,891	22
1.90%	21	45	37,078	101	—
1.95%	21	21	21	42	22
2.00%	20	45	20	99	—
2.05%	21	21	21	45	22
Total	$6,285,391	$1,060,217	$1,523,304	$384,389	$195

70	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
1.00%	$23	$22	$173	$272
1.05%	—	—	96	92
1.10%	—	—	—	—
1.15%	—	—	42,974	23,963
1.20%	23	22	166	268
1.25%	22	24	1,852	895
1.30%	—	—	39,026	15,658
1.35%	—	—	70,806	40,310
1.40%	—	—	144	263
1.45%	23	22	162	262
1.50%	—	—	202,966	119,023
1.55%	23	22	4,605	2,663
1.65%	—	—	—	—
1.70%	22	22	7,279	5,155
1.80%	22	22	158	257
1.90%	—	—	157	255
1.95%	22	22	156	254
2.00%	—	—	156	254
2.05%	22	22	156	253
Total	$202	$200	$371,032	$210,097

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Global Thematic Gro, Cl B
2018	14	$2.29	to	$1.50	$34	—	1.00%	to	2.05%	(10.88%)	to	(11.82%)
2017	15	$2.57	to	$1.70	$39	0.27%	1.00%	to	2.05%	34.95%	to	33.53%
2016	27	$1.90	to	$1.27	$52	—	1.00%	to	2.05%	(1.86%)	to	(2.88%)
2015	27	$1.94	to	$1.31	$54	—	1.00%	to	2.05%	1.63%	to	0.56%
2014	37	$1.91	to	$1.30	$72	—	1.00%	to	2.05%	3.76%	to	2.68%
AB VPS Gro & Inc, Cl B
2018	38	$3.11	to	$2.27	$118	0.75%	1.00%	to	2.05%	(6.79%)	to	(7.77%)
2017	39	$3.34	to	$2.46	$129	1.27%	1.00%	to	2.05%	17.42%	to	16.20%
2016	40	$2.84	to	$2.12	$113	0.82%	1.00%	to	2.05%	9.97%	to	8.82%
2015	46	$2.58	to	$1.95	$118	1.29%	1.00%	to	2.05%	0.42%	to	(0.63%)
2014	74	$2.57	to	$1.96	$188	1.12%	1.00%	to	2.05%	8.20%	to	7.07%
AB VPS Intl Val, Cl B
2018	369	$1.13	to	$1.04	$359	1.12%	1.00%	to	2.05%	(23.75%)	to	(24.55%)
2017	365	$1.49	to	$1.38	$467	1.87%	1.00%	to	2.05%	23.85%	to	22.56%
2016	417	$1.20	to	$1.12	$432	1.05%	1.00%	to	2.05%	(1.79%)	to	(2.81%)
2015	456	$1.22	to	$1.15	$483	1.97%	1.00%	to	2.05%	1.39%	to	0.32%
2014	602	$1.21	to	$1.15	$633	3.17%	1.00%	to	2.05%	(7.39%)	to	(8.36%)
AC VP Mid Cap Val, Cl II
2018	1	$2.22	to	$2.04	$5	1.25%	1.00%	to	2.05%	(13.83%)	to	(14.73%)
2017	1	$2.58	to	$2.39	$6	1.40%	1.00%	to	2.05%	10.36%	to	9.21%
2016	2	$2.34	to	$2.19	$6	1.56%	1.00%	to	2.05%	21.50%	to	20.23%
2015	2	$1.93	to	$1.82	$5	1.50%	1.00%	to	2.05%	(2.56%)	to	(3.57%)
2014	2	$1.98	to	$1.89	$5	1.04%	1.00%	to	2.05%	15.08%	to	13.88%
AC VP Ultra, Cl II
2018	205	$2.86	to	$2.61	$477	0.12%	1.00%	to	2.05%	(0.41%)	to	(1.45%)
2017	260	$2.87	to	$2.65	$609	0.24%	1.00%	to	2.05%	30.70%	to	29.34%
2016	315	$2.19	to	$2.05	$566	0.20%	1.00%	to	2.05%	3.32%	to	2.24%
2015	378	$2.12	to	$2.01	$661	0.32%	1.00%	to	2.05%	5.00%	to	3.90%
2014	552	$2.02	to	$1.93	$923	0.25%	1.00%	to	2.05%	8.74%	to	7.60%

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	71

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Val, Cl II
2018	42	$2.09	to	$1.91	$83	1.51%	1.00%	to	2.05%	(10.18%)	to	(11.12%)
2017	42	$2.33	to	$2.15	$93	1.52%	1.00%	to	2.05%	7.50%	to	6.38%
2016	42	$2.16	to	$2.02	$87	1.60%	1.00%	to	2.05%	19.08%	to	17.84%
2015	42	$1.82	to	$1.72	$73	1.99%	1.00%	to	2.05%	(4.98%)	to	(5.98%)
2014	42	$1.91	to	$1.82	$77	1.39%	1.00%	to	2.05%	11.77%	to	10.61%
CB Var Sm Cap Gro, Cl I
2018	—	$2.88	to	$2.64	$3	—	1.00%	to	2.05%	2.40%	to	1.33%
2017	—	$2.81	to	$2.60	$3	—	1.00%	to	2.05%	23.03%	to	21.75%
2016	—	$2.29	to	$2.14	$2	—	1.00%	to	2.05%	4.75%	to	3.66%
2015	—	$2.18	to	$2.06	$2	—	1.00%	to	2.05%	(5.33%)	to	(6.31%)
2014	—	$2.30	to	$2.20	$2	—	1.00%	to	2.05%	3.04%	to	1.97%
Col VP Disciplined Core, Cl 3
2018	131	$2.00	to	$2.45	$285	—	1.00%	to	2.05%	(4.70%)	to	(5.70%)
2017	140	$2.10	to	$2.59	$321	—	1.00%	to	2.05%	22.99%	to	21.71%
2016	148	$1.71	to	$2.13	$275	—	1.00%	to	2.05%	6.87%	to	5.75%
2015	151	$1.60	to	$2.02	$265	—	1.00%	to	2.05%	(0.24%)	to	(1.29%)
2014	182	$1.60	to	$2.04	$320	—	1.00%	to	2.05%	14.08%	to	12.89%
Col VP Divd Opp, Cl 3
2018	345	$3.61	to	$1.83	$789	—	1.00%	to	2.05%	(6.81%)	to	(7.79%)
2017	405	$3.87	to	$1.99	$1,017	—	1.00%	to	2.05%	13.15%	to	11.97%
2016	454	$3.42	to	$1.77	$1,028	—	1.00%	to	2.05%	12.39%	to	11.22%
2015	556	$3.05	to	$1.59	$1,101	—	1.00%	to	2.05%	(3.73%)	to	(4.74%)
2014	723	$3.16	to	$1.67	$1,503	—	1.00%	to	2.05%	8.82%	to	7.68%
Col VP Emer Mkts, Cl 3
2018	215	$1.13	to	$1.04	$419	0.46%	1.00%	to	2.05%	(22.36%)	to	(23.18%)
2017	213	$1.46	to	$1.35	$536	0.10%	1.00%	to	2.05%	45.60%	to	44.09%
2016	249	$1.00	to	$0.94	$437	0.11%	1.00%	to	2.05%	3.93%	to	2.84%
2015	274	$0.96	to	$0.91	$468	0.12%	1.00%	to	2.05%	(9.91%)	to	(10.85%)
2014	318	$1.07	to	$1.02	$607	0.23%	1.00%	to	2.05%	(3.23%)	to	(4.26%)
Col VP Govt Money Mkt, Cl 3
2018	255	$1.01	to	$0.86	$269	1.39%	1.00%	to	2.05%	0.37%	to	(0.69%)
2017	188	$1.01	to	$0.86	$205	0.29%	1.00%	to	2.05%	(0.68%)	to	(1.72%)
2016	206	$1.01	to	$0.88	$223	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
2015	254	$1.02	to	$0.89	$271	0.01%	1.00%	to	2.05%	(0.99%)	to	(2.02%)
2014	372	$1.03	to	$0.91	$388	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
Col VP Hi Yield Bond, Cl 3
2018	32	$1.51	to	$1.38	$84	5.57%	1.00%	to	2.05%	(4.96%)	to	(5.95%)
2017	35	$1.59	to	$1.47	$94	6.18%	1.00%	to	2.05%	5.36%	to	4.25%
2016	61	$1.51	to	$1.41	$139	6.00%	1.00%	to	2.05%	10.62%	to	9.46%
2015	66	$1.37	to	$1.29	$134	6.01%	1.00%	to	2.05%	(2.11%)	to	(3.14%)
2014	85	$1.39	to	$1.33	$173	6.34%	1.00%	to	2.05%	2.60%	to	1.52%
Col VP Inc Opp, Cl 3
2018	72	$1.48	to	$1.35	$139	4.73%	1.00%	to	2.05%	(4.82%)	to	(5.82%)
2017	93	$1.55	to	$1.43	$190	5.94%	1.00%	to	2.05%	5.34%	to	4.24%
2016	94	$1.47	to	$1.38	$182	13.67%	1.00%	to	2.05%	9.77%	to	8.62%
2015	31	$1.34	to	$1.27	$59	9.42%	1.00%	to	2.05%	(1.99%)	to	(3.03%)
2014	41	$1.37	to	$1.31	$79	—	1.00%	to	2.05%	2.75%	to	1.67%
Col VP Inter Bond, Cl 3
2018	757	$1.52	to	$1.10	$1,139	1.33%	1.00%	to	2.05%	(0.73%)	to	(1.77%)
2017	313	$1.53	to	$1.12	$475	2.63%	1.00%	to	2.05%	2.70%	to	1.64%
2016	339	$1.49	to	$1.11	$502	1.63%	1.00%	to	2.05%	3.51%	to	2.42%
2015	400	$1.44	to	$1.08	$572	1.32%	1.00%	to	2.05%	(0.82%)	to	(1.86%)
2014	494	$1.45	to	$1.10	$718	2.61%	1.00%	to	2.05%	4.28%	to	3.18%
Col VP Lg Cap Gro, Cl 3
2018	7	$3.03	to	$2.39	$24	—	1.00%	to	2.05%	(5.05%)	to	(6.05%)
2017	8	$3.19	to	$2.54	$27	—	1.00%	to	2.05%	26.68%	to	25.36%
2016	8	$2.52	to	$2.03	$23	—	1.00%	to	2.05%	0.17%	to	(0.88%)
2015	8	$2.51	to	$2.04	$23	—	1.00%	to	2.05%	7.92%	to	6.79%
2014	9	$2.33	to	$1.91	$24	—	1.00%	to	2.05%	12.91%	to	11.73%

72	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Index, Cl 3
2018	309	$3.30	to	$2.26	$976	—	1.00%	to	2.05%	(5.77%)		to	(6.76%)
2017	316	$3.51	to	$2.43	$1,060	—	1.00%	to	2.05%	20.08%		to	18.83%
2016	360	$2.92	to	$2.04	$993	—	1.00%	to	2.05%	10.40%		to	9.25%
2015	428	$2.65	to	$1.87	$1,074	—	1.00%	to	2.05%	(0.14%)		to	(1.18%)
2014	465	$2.65	to	$1.89	$1,174	—	1.00%	to	2.05%	12.09%		to	10.92%
Col VP Mid Cap Val, Cl 3
2018	—	$2.08	to	$1.90	$2	—	1.00%	to	2.05%	(14.27%)		to	(15.17%)
2017	—	$2.42	to	$2.24	$2	—	1.00%	to	2.05%	12.26%		to	11.09%
2016	—	$2.16	to	$2.02	$2	—	1.00%	to	2.05%	12.87%		to	11.69%
2015	—	$1.91	to	$1.81	$2	—	1.00%	to	2.05%	(5.90%)		to	(6.89%)
2014	—	$2.03	to	$1.94	$2	—	1.00%	to	2.05%	11.06%		to	9.90%
Col VP Overseas Core, Cl 3
2018	15	$1.33	to	$1.22	$21	2.69%	1.00%	to	2.05%	(17.54%)		to	(18.41%)
2017	16	$1.61	to	$1.49	$27	2.09%	1.00%	to	2.05%	26.11%		to	24.79%
2016	22	$1.28	to	$1.19	$29	1.50%	1.00%	to	2.05%	(7.03%)		to	(8.00%)
2015	21	$1.37	to	$1.30	$31	0.87%	1.00%	to	2.05%	3.98%		to	2.91%
2014	19	$1.32	to	$1.26	$27	1.74%	1.00%	to	2.05%	(9.46%)		to	(10.41%)
Col VP Sm Cap Val, Cl 2
2018	2	$1.95	to	$1.79	$6	0.18%	1.00%	to	2.05%	(18.99%)		to	(19.84%)
2017	12	$2.41	to	$2.23	$30	0.33%	1.00%	to	2.05%	12.86%		to	11.68%
2016	13	$2.14	to	$2.00	$29	0.36%	1.00%	to	2.05%	31.44%		to	30.05%
2015	18	$1.63	to	$1.53	$31	0.57%	1.00%	to	2.05%	(7.25%)		to	(8.22%)
2014	19	$1.75	to	$1.67	$34	0.50%	1.00%	to	2.05%	2.02%		to	0.97%
Col VP US Govt Mtge, Cl 3
2018	454	$1.18	to	$0.99	$512	2.71%	1.00%	to	2.05%	0.70%		to	(0.36%)
2017	511	$1.17	to	$0.99	$571	2.95%	1.00%	to	2.05%	2.20%		to	1.13%
2016	634	$1.15	to	$0.98	$693	2.75%	1.00%	to	2.05%	1.57%		to	0.50%
2015	700	$1.13	to	$0.97	$758	2.83%	1.00%	to	2.05%	0.21%		to	(0.84%)
2014	747	$1.13	to	$0.98	$811	1.76%	1.00%	to	2.05%	4.74%		to	3.63%
CS Commodity Return
2018	—	$0.56	to	$0.51	$1	2.54%	1.00%	to	2.05%	(12.54%)		to	(13.46%)
2017	—	$0.64	to	$0.59	$1	9.14%	1.00%	to	2.05%	0.51%		to	(0.53%)
2016	—	$0.64	to	$0.60	$1	—	1.00%	to	2.05%	10.91%		to	9.75%
2015	—	$0.58	to	$0.54	$1	—	1.00%	to	2.05%	(25.84%)		to	(26.62%)
2014	3	$0.78	to	$0.74	$3	—	1.00%	to	2.05%	(17.84%)		to	(18.70%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2018	19	$1.22	to	$1.12	$32	—	1.00%	to	2.05%	(1.50%)		to	(2.54%)
2017	53	$1.24	to	$1.15	$80	2.29%	1.00%	to	2.05%	1.52%		to	0.48%
2016	48	$1.22	to	$1.14	$73	—	1.00%	to	2.05%	7.43%		to	6.30%
2015	62	$1.14	to	$1.07	$86	37.90%	1.00%	to	2.05%	(2.47%)		to	(3.49%)
2014	90	$1.17	to	$1.11	$125	—	1.00%	to	2.05%	7.52%		to	6.39%
CTIVP Loomis Sayles Gro, Cl 1
2018	4	$1.35	to	$1.31	$7	—	1.00%	to	2.05%	(3.37%)		to	(4.39%)
2017	27	$1.39	to	$1.37	$39	—	1.00%	to	2.05%	31.71%		to	30.34%
2016	31	$1.06	to	$1.05	$33	—	1.00%	to	2.05%	4.83	%(5)	to	4.09	%(5)
CTIVP MFS Blend Res Core Eq, Cl 3
2018	4	$2.01	to	$1.84	$7	—	1.00%	to	2.05%	(9.00%)		to	(9.96%)
2017	22	$2.21	to	$2.04	$36	—	1.00%	to	2.05%	19.08%		to	17.84%
2016	64	$1.85	to	$1.73	$85	—	1.00%	to	2.05%	8.60%		to	7.47%
2015	74	$1.71	to	$1.61	$91	—	1.00%	to	2.05%	(0.54%)		to	(1.58%)
2014	76	$1.72	to	$1.64	$93	—	1.00%	to	2.05%	10.65%		to	9.49%
CTIVP Vty Sycamore Estb Val, Cl 3
2018	—	$2.38	to	$2.18	$2	—	1.00%	to	2.05%	(11.00%)		to	(11.93%)
2017	—	$2.67	to	$2.47	$2	—	1.00%	to	2.05%	14.58%		to	13.39%
2016	14	$2.33	to	$2.18	$33	—	1.00%	to	2.05%	19.44%		to	18.19%
2015	22	$1.95	to	$1.84	$42	—	1.00%	to	2.05%	(0.83%)		to	(1.87%)
2014	22	$1.97	to	$1.88	$43	—	1.00%	to	2.05%	10.92%		to	9.76%

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	73

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Drey VIF Intl Eq, Serv
2018	—	$1.33	to	$1.22	$1	0.98%	1.00%	to	2.05%	(16.75%)	to	(17.62%)
2017	—	$1.60	to	$1.48	$2	0.76%	1.00%	to	2.05%	25.75%	to	24.45%
2016	—	$1.27	to	$1.19	$1	0.62%	1.00%	to	2.05%	(6.76%)	to	(7.73%)
2015	—	$1.37	to	$1.29	$1	3.04%	1.00%	to	2.05%	0.17%	to	(0.88%)
2014	—	$1.36	to	$1.30	$1	1.99%	1.00%	to	2.05%	(3.87%)	to	(4.86%)
Drey VIF Intl Val, Serv
2018	—	$1.09	to	$0.99	$1	1.46%	1.00%	to	2.05%	(17.81%)	to	(18.68%)
2017	—	$1.32	to	$1.22	$2	1.32%	1.00%	to	2.05%	26.87%	to	25.55%
2016	—	$1.04	to	$0.97	$1	1.63%	1.00%	to	2.05%	(2.55%)	to	(3.57%)
2015	—	$1.07	to	$1.01	$1	1.94%	1.00%	to	2.05%	(3.94%)	to	(4.95%)
2014	—	$1.11	to	$1.06	$1	1.32%	1.00%	to	2.05%	(10.47%)	to	(11.41%)
EV VT Floating-Rate Inc, Init Cl
2018	3	$1.23	to	$1.13	$41	3.75%	1.00%	to	2.05%	(1.07%)	to	(2.11%)
2017	10	$1.25	to	$1.15	$45	3.26%	1.00%	to	2.05%	2.39%	to	1.33%
2016	9	$1.22	to	$1.14	$43	3.49%	1.00%	to	2.05%	7.87%	to	6.74%
2015	18	$1.13	to	$1.07	$48	3.33%	1.00%	to	2.05%	(1.97%)	to	(3.00%)
2014	21	$1.15	to	$1.10	$53	3.15%	1.00%	to	2.05%	(0.43%)	to	(1.47%)
Fid VIP Contrafund, Serv Cl 2
2018	1,472	$3.71	to	$2.06	$4,434	0.42%	1.00%	to	2.05%	(7.57%)	to	(8.54%)
2017	1,692	$4.01	to	$2.25	$5,633	0.78%	1.00%	to	2.05%	20.38%	to	19.13%
2016	1,877	$3.33	to	$1.89	$5,238	0.62%	1.00%	to	2.05%	6.66%	to	5.55%
2015	2,022	$3.12	to	$1.79	$5,257	0.75%	1.00%	to	2.05%	(0.58%)	to	(1.62%)
2014	2,416	$3.14	to	$1.82	$6,354	0.69%	1.00%	to	2.05%	10.54%	to	9.39%
Fid VIP Invest Gr, Serv Cl 2
2018	331	$1.17	to	$1.07	$450	2.21%	1.00%	to	2.05%	(1.78%)	to	(2.80%)
2017	366	$1.19	to	$1.10	$510	2.26%	1.00%	to	2.05%	2.96%	to	1.89%
2016	351	$1.15	to	$1.08	$478	2.15%	1.00%	to	2.05%	3.44%	to	2.37%
2015	407	$1.11	to	$1.05	$538	2.07%	1.00%	to	2.05%	(1.83%)	to	(2.85%)
2014	560	$1.14	to	$1.08	$761	1.66%	1.00%	to	2.05%	4.58%	to	3.49%
Fid VIP Mid Cap, Serv Cl 2
2018	280	$4.39	to	$1.75	$1,059	0.38%	1.00%	to	2.05%	(15.63%)	to	(16.51%)
2017	315	$5.20	to	$2.09	$1,423	0.49%	1.00%	to	2.05%	19.34%	to	18.10%
2016	389	$4.36	to	$1.77	$1,430	0.31%	1.00%	to	2.05%	10.81%	to	9.66%
2015	428	$3.93	to	$1.61	$1,396	0.23%	1.00%	to	2.05%	(2.61%)	to	(3.63%)
2014	512	$4.04	to	$1.67	$1,719	0.02%	1.00%	to	2.05%	4.98%	to	3.89%
Fid VIP Overseas, Serv Cl 2
2018	55	$2.57	to	$1.33	$120	1.32%	1.00%	to	2.05%	(15.91%)	to	(16.79%)
2017	57	$3.06	to	$1.60	$148	1.17%	1.00%	to	2.05%	28.69%	to	27.36%
2016	79	$2.38	to	$1.26	$164	1.27%	1.00%	to	2.05%	(6.21%)	to	(7.19%)
2015	79	$2.54	to	$1.35	$175	1.01%	1.00%	to	2.05%	2.27%	to	1.20%
2014	107	$2.48	to	$1.34	$233	0.90%	1.00%	to	2.05%	(9.21%)	to	(10.15%)
Frank Inc, Cl 2
2018	—	$1.54	to	$1.41	$2	4.77%	1.00%	to	2.05%	(5.26%)	to	(6.25%)
2017	—	$1.63	to	$1.51	$2	4.14%	1.00%	to	2.05%	8.58%	to	7.46%
2016	—	$1.50	to	$1.40	$2	5.72%	1.00%	to	2.05%	12.89%	to	11.71%
2015	1	$1.33	to	$1.26	$3	4.63%	1.00%	to	2.05%	(7.98%)	to	(8.94%)
2014	4	$1.44	to	$1.38	$7	4.96%	1.00%	to	2.05%	3.57%	to	2.49%
GS VIT Mid Cap Val, Inst
2018	201	$1.98	to	$1.81	$419	1.29%	1.00%	to	2.05%	(11.35%)	to	(12.29%)
2017	224	$2.23	to	$2.06	$528	0.75%	1.00%	to	2.05%	9.97%	to	8.82%
2016	222	$2.03	to	$1.90	$479	1.32%	1.00%	to	2.05%	12.40%	to	11.24%
2015	256	$1.80	to	$1.70	$494	0.36%	1.00%	to	2.05%	(9.99%)	to	(10.93%)
2014	311	$2.00	to	$1.91	$670	0.91%	1.00%	to	2.05%	12.44%	to	11.27%
GS VIT U.S. Eq Insights, Inst
2018	—	$2.66	to	$2.44	$2	1.24%	1.00%	to	2.05%	(7.13%)	to	(8.11%)
2017	—	$2.87	to	$2.65	$3	1.43%	1.00%	to	2.05%	22.84%	to	21.56%
2016	—	$2.34	to	$2.18	$2	1.36%	1.00%	to	2.05%	9.64%	to	8.49%
2015	—	$2.13	to	$2.01	$2	1.39%	1.00%	to	2.05%	(1.01%)	to	(2.04%)
2014	—	$2.15	to	$2.05	$2	1.46%	1.00%	to	2.05%	15.21%	to	14.00%

74	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser II
2018	—	$1.80	to	$1.67	$4	—	1.00%	to	2.05%	(4.85%)	to	(5.85%)
2017	—	$1.89	to	$1.78	$5	—	1.00%	to	2.05%	25.77%	to	24.46%
2016	—	$1.50	to	$1.43	$4	—	1.00%	to	2.05%	1.01%	to	(0.05%)
2015	—	$1.49	to	$1.43	$4	—	1.00%	to	2.05%	3.71%	to	2.63%
2014	—	$1.43	to	$1.39	$4	—	1.00%	to	2.05%	7.09%	to	5.97%
Invesco VI Comstock, Ser II
2018	482	$2.12	to	$1.94	$894	1.41%	1.00%	to	2.05%	(13.24%)	to	(14.15%)
2017	539	$2.44	to	$2.26	$1,156	2.01%	1.00%	to	2.05%	16.40%	to	15.19%
2016	593	$2.10	to	$1.96	$1,098	1.30%	1.00%	to	2.05%	15.83%	to	14.62%
2015	727	$1.81	to	$1.71	$1,166	1.55%	1.00%	to	2.05%	(7.13%)	to	(8.10%)
2014	942	$1.95	to	$1.86	$1,636	1.04%	1.00%	to	2.05%	8.02%	to	6.88%
Invesco VI Hlth, Ser II
2018	—	$2.27	to	$2.08	$3	—	1.00%	to	2.05%	(0.39%)	to	(1.44%)
2017	—	$2.28	to	$2.11	$3	0.09%	1.00%	to	2.05%	14.40%	to	13.21%
2016	—	$1.99	to	$1.86	$2	—	1.00%	to	2.05%	(12.56%)	to	(13.47%)
2015	—	$2.28	to	$2.15	$3	—	1.00%	to	2.05%	1.86%	to	0.80%
2014	—	$2.24	to	$2.14	$3	—	1.00%	to	2.05%	18.19%	to	16.96%
Invesco VI Intl Gro, Ser II
2018	5	$1.38	to	$1.26	$7	2.01%	1.00%	to	2.05%	(16.05%)	to	(16.94%)
2017	20	$1.64	to	$1.52	$27	1.24%	1.00%	to	2.05%	21.51%	to	20.25%
2016	21	$1.35	to	$1.26	$24	1.13%	1.00%	to	2.05%	(1.68%)	to	(2.71%)
2015	25	$1.38	to	$1.30	$28	1.30%	1.00%	to	2.05%	(3.59%)	to	(4.59%)
2014	25	$1.43	to	$1.36	$29	0.96%	1.00%	to	2.05%	(0.91%)	to	(1.94%)
Invesco VI Mid Cap Gro, Ser II
2018	51	$1.58	to	$1.47	$81	—	1.00%	to	2.05%	(6.82%)	to	(7.80%)
2017	51	$1.70	to	$1.60	$88	—	1.00%	to	2.05%	20.94%	to	19.67%
2016	52	$1.40	to	$1.33	$73	—	1.00%	to	2.05%	(0.42%)	to	(1.47%)
2015	52	$1.41	to	$1.35	$74	—	1.00%	to	2.05%	0.04%	to	(1.01%)
2014	52	$1.41	to	$1.37	$75	—	1.00%	to	2.05%	6.62%	to	5.51%
Janus Henderson VIT Res, Serv
2018	3	$2.31	to	$2.12	$8	0.30%	1.00%	to	2.05%	(3.81%)	to	(4.82%)
2017	17	$2.40	to	$2.22	$36	0.24%	1.00%	to	2.05%	26.29%	to	24.97%
2016	19	$1.90	to	$1.78	$31	0.35%	1.00%	to	2.05%	(0.72%)	to	(1.76%)
2015	25	$1.92	to	$1.81	$41	0.45%	1.00%	to	2.05%	4.03%	to	2.94%
2014	27	$1.84	to	$1.76	$42	0.23%	1.00%	to	2.05%	11.61%	to	10.45%
MFS Total Return, Serv Cl
2018	710	$2.22	to	$1.53	$1,495	2.00%	1.00%	to	2.05%	(6.81%)	to	(7.79%)
2017	713	$2.38	to	$1.66	$1,619	2.17%	1.00%	to	2.05%	10.91%	to	9.76%
2016	826	$2.14	to	$1.51	$1,698	2.71%	1.00%	to	2.05%	7.74%	to	6.61%
2015	863	$1.99	to	$1.42	$1,652	2.35%	1.00%	to	2.05%	(1.57%)	to	(2.60%)
2014	976	$2.02	to	$1.45	$1,903	1.71%	1.00%	to	2.05%	7.16%	to	6.03%
MFS Utilities, Serv Cl
2018	6	$4.86	to	$1.77	$31	0.82%	1.00%	to	2.05%	(0.20%)	to	(1.25%)
2017	8	$4.87	to	$1.79	$43	2.85%	1.00%	to	2.05%	13.36%	to	12.18%
2016	26	$4.29	to	$1.60	$94	3.65%	1.00%	to	2.05%	10.13%	to	8.98%
2015	27	$3.90	to	$1.46	$90	4.03%	1.00%	to	2.05%	(15.61%)	to	(16.49%)
2014	31	$4.62	to	$1.75	$115	1.77%	1.00%	to	2.05%	11.35%	to	10.19%
MS VIF Global Real Est, Cl II
2018	1	$1.56	to	$1.43	$3	3.21%	1.00%	to	2.05%	(9.12%)	to	(10.07%)
2017	6	$1.72	to	$1.59	$9	3.54%	1.00%	to	2.05%	8.62%	to	7.49%
2016	52	$1.58	to	$1.48	$53	1.36%	1.00%	to	2.05%	2.10%	to	1.04%
2015	53	$1.55	to	$1.46	$53	2.26%	1.00%	to	2.05%	(2.40%)	to	(3.42%)
2014	57	$1.59	to	$1.52	$58	0.73%	1.00%	to	2.05%	12.72%	to	11.54%
MS VIF Mid Cap Gro, Cl II
2018	—	$2.15	to	$1.97	$3	—	1.00%	to	2.05%	9.42%	to	8.27%
2017	—	$1.97	to	$1.82	$3	—	1.00%	to	2.05%	37.22%	to	35.80%
2016	—	$1.44	to	$1.34	$2	—	1.00%	to	2.05%	(9.74%)	to	(10.69%)
2015	—	$1.59	to	$1.50	$2	—	1.00%	to	2.05%	(6.92%)	to	(7.90%)
2014	—	$1.71	to	$1.63	$2	—	1.00%	to	2.05%	0.83%	to	(0.23%)

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	75

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Oppen Cap Appr VA, Serv
2018	833	$2.75	to	$2.02	$2,078	—	1.00%	to	2.05%	(6.90%)	to	(7.88%)
2017	854	$2.96	to	$2.19	$2,290	0.01%	1.00%	to	2.05%	25.25%	to	23.95%
2016	1,031	$2.36	to	$1.77	$2,209	0.12%	1.00%	to	2.05%	(3.40%)	to	(4.40%)
2015	1,075	$2.44	to	$1.85	$2,378	—	1.00%	to	2.05%	2.24%	to	1.17%
2014	1,270	$2.39	to	$1.83	$2,736	0.18%	1.00%	to	2.05%	13.98%	to	12.79%
Oppen Global VA, Serv
2018	78	$3.79	to	$1.76	$254	0.95%	1.00%	to	2.05%	(14.26%)	to	(15.16%)
2017	124	$4.42	to	$2.07	$498	0.72%	1.00%	to	2.05%	34.97%	to	33.56%
2016	122	$3.27	to	$1.55	$363	0.77%	1.00%	to	2.05%	(1.15%)	to	(2.18%)
2015	120	$3.31	to	$1.59	$362	1.07%	1.00%	to	2.05%	2.64%	to	1.57%
2014	142	$3.23	to	$1.56	$421	0.86%	1.00%	to	2.05%	1.04%	to	(0.01%)
Oppen Global Strategic Inc VA, Srv
2018	832	$1.80	to	$1.10	$1,374	4.62%	1.00%	to	2.05%	(5.49%)	to	(6.48%)
2017	960	$1.91	to	$1.18	$1,688	1.97%	1.00%	to	2.05%	4.99%	to	3.89%
2016	1,004	$1.82	to	$1.13	$1,696	4.54%	1.00%	to	2.05%	5.21%	to	4.12%
2015	1,077	$1.73	to	$1.09	$1,727	5.43%	1.00%	to	2.05%	(3.46%)	to	(4.47%)
2014	1,244	$1.79	to	$1.14	$2,072	3.94%	1.00%	to	2.05%	1.48%	to	0.42%
Oppen Main St Sm Cap VA, Serv
2018	282	$4.14	to	$2.10	$955	0.06%	1.00%	to	2.05%	(11.43%)	to	(12.36%)
2017	285	$4.67	to	$2.40	$1,094	0.64%	1.00%	to	2.05%	12.78%	to	11.61%
2016	313	$4.14	to	$2.15	$1,064	0.25%	1.00%	to	2.05%	16.51%	to	15.29%
2015	344	$3.56	to	$1.86	$990	0.68%	1.00%	to	2.05%	(7.03%)	to	(8.00%)
2014	468	$3.82	to	$2.03	$1,526	0.62%	1.00%	to	2.05%	10.54%	to	9.39%
PIMCO VIT All Asset, Advisor Cl
2018	4	$1.27	to	$1.16	$6	2.34%	1.00%	to	2.05%	(6.39%)	to	(7.39%)
2017	19	$1.36	to	$1.25	$29	4.60%	1.00%	to	2.05%	12.24%	to	11.07%
2016	19	$1.21	to	$1.13	$26	2.33%	1.00%	to	2.05%	11.78%	to	10.63%
2015	31	$1.08	to	$1.02	$36	3.22%	1.00%	to	2.05%	(10.09%)	to	(11.02%)
2014	34	$1.20	to	$1.15	$44	5.14%	1.00%	to	2.05%	(0.54%)	to	(1.59%)
Temp Global Bond, Cl 2
2018	103	$1.20	to	$1.10	$189	—	1.00%	to	2.05%	0.92%	to	(0.14%)
2017	130	$1.19	to	$1.10	$236	—	1.00%	to	2.05%	0.91%	to	(0.14%)
2016	125	$1.18	to	$1.10	$225	—	1.00%	to	2.05%	1.91%	to	0.86%
2015	140	$1.16	to	$1.09	$250	7.88%	1.00%	to	2.05%	(5.26%)	to	(6.25%)
2014	168	$1.22	to	$1.17	$317	5.06%	1.00%	to	2.05%	0.82%	to	(0.24%)
Temp Gro, Cl 2
2018	—	$1.58	to	$1.44	$2	1.97%	1.00%	to	2.05%	(15.70%)	to	(16.59%)
2017	—	$1.87	to	$1.73	$2	1.62%	1.00%	to	2.05%	17.32%	to	16.11%
2016	—	$1.59	to	$1.49	$2	2.04%	1.00%	to	2.05%	8.53%	to	7.41%
2015	—	$1.47	to	$1.39	$2	2.59%	1.00%	to	2.05%	(7.42%)	to	(8.38%)
2014	—	$1.59	to	$1.51	$2	1.35%	1.00%	to	2.05%	(3.78%)	to	(4.79%)
VP Aggr, Cl 2
2018	—	$1.73	to	$1.58	$1	—	1.00%	to	2.05%	(9.50%)	to	(10.45%)
2017	177	$1.91	to	$1.76	$320	—	1.00%	to	2.05%	17.73%	to	16.50%
2016	—	$1.62	to	$1.51	$1	—	1.00%	to	2.05%	4.87%	to	3.77%
2015	82	$1.55	to	$1.46	$127	—	1.00%	to	2.05%	(1.74%)	to	(2.77%)
2014	374	$1.57	to	$1.50	$559	—	1.00%	to	2.05%	4.48%	to	3.39%
VP Aggr, Cl 4
2018	1,382	$1.73	to	$1.58	$2,240	—	1.00%	to	2.05%	(9.53%)	to	(10.48%)
2017	1,643	$1.91	to	$1.77	$2,952	—	1.00%	to	2.05%	17.70%	to	16.47%
2016	2,288	$1.62	to	$1.52	$3,494	—	1.00%	to	2.05%	4.92%	to	3.82%
2015	2,531	$1.55	to	$1.46	$3,698	—	1.00%	to	2.05%	(1.74%)	to	(2.77%)
2014	4,259	$1.57	to	$1.50	$6,360	—	1.00%	to	2.05%	4.47%	to	3.38%
VP Conserv, Cl 2
2018	124	$1.24	to	$1.14	$149	—	1.00%	to	2.05%	(3.92%)	to	(4.93%)
2017	34	$1.29	to	$1.20	$45	—	1.00%	to	2.05%	6.35%	to	5.25%
2016	174	$1.22	to	$1.14	$206	—	1.00%	to	2.05%	2.42%	to	1.34%
2015	142	$1.19	to	$1.12	$167	—	1.00%	to	2.05%	(1.15%)	to	(2.18%)
2014	238	$1.20	to	$1.15	$282	—	1.00%	to	2.05%	3.21%	to	2.13%

76	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Conserv, Cl 4
2018	626	$1.24	to	$1.14	$748	—	1.00%	to	2.05%	(3.85%)		to	(4.86%)
2017	732	$1.29	to	$1.20	$917	—	1.00%	to	2.05%	6.28%		to	5.17%
2016	821	$1.22	to	$1.14	$971	—	1.00%	to	2.05%	2.41%		to	1.34%
2015	1,223	$1.19	to	$1.12	$1,416	—	1.00%	to	2.05%	(1.15%)		to	(2.18%)
2014	1,570	$1.20	to	$1.15	$1,850	—	1.00%	to	2.05%	3.30%		to	2.22%
VP Man Risk, Cl 2
2018	—	$0.97	to	$0.96	$0	—	1.00%	to	2.05%	(6.24%)		to	(7.23%)
2017	—	$1.03	to	$1.03	$0	—	1.00%	to	2.05%	3.40	%(7)	to	3.10	%(7)
VP Man Risk US, Cl 2
2018	—	$1.00	to	$0.98	$0	—	1.00%	to	2.05%	(4.50%)		to	(5.50%)
2017	—	$1.04	to	$1.04	$0	—	1.00%	to	2.05%	4.20	%(7)	to	3.89	%(7)
VP Man Vol Conserv, Cl 2
2018	248	$1.06	to	$1.01	$259	—	1.00%	to	2.05%	(3.55%)		to	(4.57%)
2017	250	$1.10	to	$1.06	$271	—	1.00%	to	2.05%	6.82%		to	5.70%
2016	251	$1.03	to	$1.00	$257	—	1.00%	to	2.05%	2.04%		to	0.98%
2015	—	$1.01	to	$0.99	$0	—	1.00%	to	2.05%	(2.11%)		to	(3.14%)
2014	—	$1.03	to	$1.02	$0	—	1.00%	to	2.05%	3.41%		to	2.33%
VP Man Vol Conserv Gro, Cl 2
2018	555	$1.08	to	$1.03	$589	—	1.00%	to	2.05%	(5.26%)		to	(6.25%)
2017	632	$1.14	to	$1.10	$712	—	1.00%	to	2.05%	10.09%		to	8.94%
2016	632	$1.04	to	$1.01	$649	—	1.00%	to	2.05%	2.15%		to	1.08%
2015	450	$1.02	to	$0.99	$454	—	1.00%	to	2.05%	(2.80%)		to	(3.82%)
2014	617	$1.05	to	$1.03	$643	—	1.00%	to	2.05%	3.66%		to	2.57%
VP Man Vol Gro, Cl 2
2018	808	$1.11	to	$1.05	$881	—	1.00%	to	2.05%	(8.65%)		to	(9.61%)
2017	1,328	$1.22	to	$1.17	$1,596	—	1.00%	to	2.05%	16.32%		to	15.11%
2016	1,206	$1.05	to	$1.01	$1,252	—	1.00%	to	2.05%	2.35%		to	1.27%
2015	1,810	$1.02	to	$1.00	$1,838	—	1.00%	to	2.05%	(4.30%)		to	(5.30%)
2014	1,621	$1.07	to	$1.06	$1,726	—	1.00%	to	2.05%	3.90%		to	2.82%
VP Man Vol Mod Gro, Cl 2
2018	4,197	$1.10	to	$1.05	$4,561	—	1.00%	to	2.05%	(6.79%)		to	(7.77%)
2017	4,571	$1.18	to	$1.13	$5,348	—	1.00%	to	2.05%	13.21%		to	12.03%
2016	5,185	$1.05	to	$1.01	$5,378	—	1.00%	to	2.05%	2.39%		to	1.33%
2015	5,996	$1.02	to	$1.00	$6,087	—	1.00%	to	2.05%	(3.48%)		to	(4.49%)
2014	6,997	$1.06	to	$1.05	$7,385	—	1.00%	to	2.05%	3.82%		to	2.73%
VP Mod, Cl 2
2018	3,364	$1.48	to	$1.35	$4,716	—	1.00%	to	2.05%	(6.52%)		to	(7.50%)
2017	3,406	$1.58	to	$1.46	$5,128	—	1.00%	to	2.05%	12.10%		to	10.93%
2016	4,228	$1.41	to	$1.32	$5,714	—	1.00%	to	2.05%	3.60%		to	2.52%
2015	4,825	$1.36	to	$1.29	$6,314	—	1.00%	to	2.05%	(1.54%)		to	(2.57%)
2014	4,788	$1.39	to	$1.32	$6,394	—	1.00%	to	2.05%	4.02%		to	2.93%
VP Mod, Cl 4
2018	6,446	$1.48	to	$1.36	$9,128	—	1.00%	to	2.05%	(6.51%)		to	(7.49%)
2017	7,883	$1.59	to	$1.47	$12,007	—	1.00%	to	2.05%	12.08%		to	10.91%
2016	9,404	$1.41	to	$1.32	$12,822	—	1.00%	to	2.05%	3.59%		to	2.51%
2015	11,911	$1.37	to	$1.29	$15,728	—	1.00%	to	2.05%	(1.54%)		to	(2.57%)
2014	15,261	$1.39	to	$1.32	$20,534	—	1.00%	to	2.05%	4.01%		to	2.93%
VP Mod Aggr, Cl 2
2018	1,806	$1.60	to	$1.46	$2,704	—	1.00%	to	2.05%	(7.96%)		to	(8.93%)
2017	2,473	$1.74	to	$1.61	$4,066	—	1.00%	to	2.05%	15.00%		to	13.80%
2016	3,212	$1.51	to	$1.41	$4,596	—	1.00%	to	2.05%	4.23%		to	3.14%
2015	3,714	$1.45	to	$1.37	$5,116	—	1.00%	to	2.05%	(1.71%)		to	(2.74%)
2014	3,797	$1.48	to	$1.41	$5,350	—	1.00%	to	2.05%	4.11%		to	3.02%
VP Mod Aggr, Cl 4
2018	4,134	$1.60	to	$1.46	$6,285	—	1.00%	to	2.05%	(8.01%)		to	(8.97%)
2017	5,150	$1.74	to	$1.61	$8,543	—	1.00%	to	2.05%	15.04%		to	13.84%
2016	6,286	$1.51	to	$1.41	$9,083	—	1.00%	to	2.05%	4.22%		to	3.13%
2015	7,912	$1.45	to	$1.37	$11,018	—	1.00%	to	2.05%	(1.78%)		to	(2.80%)
2014	9,567	$1.48	to	$1.41	$13,608	—	1.00%	to	2.05%	4.17%		to	3.08%

RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT	77

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Conserv, Cl 2
2018	799	$1.35	to	$1.24	$1,060	—	1.00%	to	2.05%	(5.08%)		to	(6.08%)
2017	959	$1.43	to	$1.32	$1,338	—	1.00%	to	2.05%	8.92%		to	7.78%
2016	927	$1.31	to	$1.22	$1,192	—	1.00%	to	2.05%	2.94%		to	1.86%
2015	979	$1.27	to	$1.20	$1,225	—	1.00%	to	2.05%	(1.21%)		to	(2.25%)
2014	1,137	$1.29	to	$1.23	$1,440	—	1.00%	to	2.05%	3.74%		to	2.65%
VP Mod Conserv, Cl 4
2018	1,165	$1.35	to	$1.24	$1,523	—	1.00%	to	2.05%	(5.01%)		to	(6.01%)
2017	990	$1.43	to	$1.32	$1,368	—	1.00%	to	2.05%	8.82%		to	7.69%
2016	1,465	$1.31	to	$1.22	$1,869	—	1.00%	to	2.05%	3.01%		to	1.93%
2015	1,719	$1.27	to	$1.20	$2,132	—	1.00%	to	2.05%	(1.28%)		to	(2.32%)
2014	1,835	$1.29	to	$1.23	$2,314	—	1.00%	to	2.05%	3.72%		to	2.64%
VP Ptnrs Sm Cap Val, Cl 3
2018	177	$3.42	to	$1.63	$384	—	1.00%	to	2.05%	(14.46%)		to	(15.36%)
2017	183	$4.00	to	$1.93	$467	—	1.00%	to	2.05%	5.96%		to	4.86%
2016	206	$3.77	to	$1.84	$490	—	1.00%	to	2.05%	24.29%		to	22.99%
2015	260	$3.04	to	$1.50	$492	—	1.00%	to	2.05%	(10.25%)		to	(11.19%)
2014	328	$3.38	to	$1.69	$698	—	1.00%	to	2.05%	1.05%		to	(0.01%)
VP US Flex Conserv Gro, Cl 2
2018	—	$1.07	to	$1.05	$0	—	1.00%	to	2.05%	(3.46%)		to	(4.48%)
2017	—	$1.11	to	$1.10	$0	—	1.00%	to	2.05%	10.61%		to	9.46%
2016	—	$1.01	to	$1.00	$0	—	1.00%	to	2.05%	0.78	%(6)	to	0.64	%(6)
VP US Flex Gro, Cl 2
2018	—	$1.15	to	$1.13	$0	—	1.00%	to	2.05%	(4.88%)		to	(5.88%)
2017	—	$1.21	to	$1.20	$0	—	1.00%	to	2.05%	17.28%		to	16.06%
2016	—	$1.03	to	$1.03	$0	—	1.00%	to	2.05%	2.14	%(6)	to	2.01	%(6)
VP US Flex Mod Gro, Cl 2
2018	—	$1.11	to	$1.09	$0	—	1.00%	to	2.05%	(4.20%)		to	(5.21%)
2017	—	$1.16	to	$1.15	$0	—	1.00%	to	2.05%	14.04%		to	12.85%
2016	—	$1.02	to	$1.02	$0	—	1.00%	to	2.05%	1.46	%(6)	to	1.33	%(6)
Wanger Intl
2018	161	$1.47	to	$1.35	$371	1.95%	1.00%	to	2.05%	(18.53%)		to	(19.38%)
2017	167	$1.81	to	$1.67	$474	1.21%	1.00%	to	2.05%	31.60%		to	30.23%
2016	194	$1.38	to	$1.28	$420	1.14%	1.00%	to	2.05%	(2.39%)		to	(3.40%)
2015	211	$1.41	to	$1.33	$471	1.38%	1.00%	to	2.05%	(0.90%)		to	(1.93%)
2014	276	$1.42	to	$1.36	$624	1.36%	1.00%	to	2.05%	(5.35%)		to	(6.34%)
Wanger USA
2018	84	$2.57	to	$2.35	$210	0.09%	1.00%	to	2.05%	(2.45%)		to	(3.47%)
2017	101	$2.63	to	$2.44	$259	—	1.00%	to	2.05%	18.40%		to	17.16%
2016	116	$2.23	to	$2.08	$251	—	1.00%	to	2.05%	12.57%		to	11.39%
2015	139	$1.98	to	$1.87	$268	—	1.00%	to	2.05%	(1.60%)		to	(2.62%)
2014	194	$2.01	to	$1.92	$382	0.00%	1.00%	to	2.05%	3.75%		to	2.66%

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 29, 2016.
(6)	New subaccount operations commenced on November 14, 2016.
(7)	New subaccount operations commenced on September 18, 2017.

78	RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY – 2018 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (the “Company”) as of December 31, 2018 and December 31, 2017, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and December 31, 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 18, 2019

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2018	2017
Assets
Investments:
Available-for-Sale securities, at fair value (amortized cost: 2018, $1,659,483; 2017, $1,704,001)	$1,692,449	$1,807,243
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2018 and 2017, $2,038)	154,957	149,365
Policy loans	49,778	48,656
Other investments	376	387
Total investments	1,897,560	2,005,651
Cash and cash equivalents	133,774	61,556
Reinsurance recoverables	170,053	145,410
Other receivables	7,351	8,391
Accrued investment income	14,879	16,682
Deferred acquisition costs	177,196	165,465
Other assets	102,368	128,352
Separate account assets	4,246,963	4,756,769
Total assets	$6,750,144	$7,288,276

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,967,505	$1,932,768
Other liabilities	131,699	157,688
Separate account liabilities	4,246,963	4,756,769
Total liabilities	6,346,167	6,847,225
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	295,481	291,562
Accumulated other comprehensive income (loss), net of tax	(430)	40,563
Total shareholder’s equity	403,977	441,051
Total liabilities and shareholder’s equity	$6,750,144	$7,288,276

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years ended December 31,	2018	2017(1)	2016(1)
Revenues
Premiums	$19,643	$23,515	$21,911
Net investment income	78,546	79,910	83,832
Policy and contract charges	125,492	115,511	117,888
Other revenues	23,584	22,921	22,278
Net realized investment gains (losses)	566	2,880	1,175
Total revenues	247,831	244,737	247,084

Benefits and expenses
Benefits, claims, losses and settlement expenses	85,677	56,168	91,572
Interest credited to fixed accounts	49,384	47,968	47,349
Amortization of deferred acquisition costs	14,679	13,693	15,710
Other insurance and operating expenses	38,316	40,274	38,069
Total benefits and expenses	188,056	158,103	192,700
Pretax income (loss)	59,775	86,634	54,384
Income tax provision (benefit)	7,856	18,962	10,412
Net income	$51,919	$67,672	$43,972

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$—	$—	$(47)
Portion of loss recognized in other comprehensive income (before taxes)	—	—	27
Net impairment losses recognized in net realized investment gains (losses)	$—	$—	$(20)

(1)	Certain prior period amounts have been restated. See Note 1 for more information.

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years ended December 31,	2018	2017	2016

Net income	$51,919	$67,672	$43,972
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(40,993)	6,484	5,202
Total comprehensive income	$10,926	$74,156	$49,174

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2016	$2,000	$106,915	$279,918	$28,877	$417,710
Comprehensive income:
Net income	—	—	43,972	—	43,972
Other comprehensive income (loss), net of tax	—	—	—	5,202	5,202

Total comprehensive income					49,174
Tax adjustment on share-based incentive compensation plan	—	11	—	—	11
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2016	2,000	106,926	273,890	34,079	416,895
Comprehensive income:
Net income	—	—	67,672	—	67,672
Other comprehensive income (loss), net of tax	—	—	—	6,484	6,484

Total comprehensive income					74,156
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2017	2,000	106,926	291,562	40,563	441,051
Comprehensive income:
Net income	—	—	51,919	—	51,919
Other comprehensive income (loss), net of tax	—	—	—	(40,993)	(40,993)

Total comprehensive income					10,926
Cash dividends to RiverSource Life Insurance Company	—	—	(48,000)	—	(48,000)
Balances at December 31, 2018	$2,000	$106,926	$295,481	$(430)	$403,977

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years ended December 31,	2018	2017	2016
Cash Flows from Operating Activities
Net income	$51,919	$67,672	$43,972
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,269	3,759	3,982
Deferred income tax (benefit) expense	(460)	6,137	(4,851)
Contractholder and policyholder charges, non-cash	(24,570)	(24,038)	(22,842)
(Gain) loss from equity method investments	22	(35)	(16)
Net realized investment (gains) losses	(566)	(2,880)	(1,195)
Other-than-temporary impairments recognized in net realized investment gains (losses)	—	—	20
Changes in operating assets and liabilities:
Deferred acquisition costs	(5,545)	(4,467)	(2,793)
Policyholder account balances, future policy benefits and claims, net	65,075	(25,033)	18,532
Derivatives, net of collateral	25,342	32,903	5,391
Reinsurance recoverables	(22,732)	(5,850)	(13,988)
Other receivables	1,015	3,455	(1,410)
Accrued investment income	1,803	1,321	684
Other, net	965	(2,720)	23,066
Net cash provided by (used in) operating activities	94,537	50,224	48,552

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	2,770	16,029	30,915
Maturities, sinking fund payments and calls	196,883	201,117	171,173
Purchases	(154,760)	(199,628)	(208,835)
Proceeds from maturities and repayments of commercial mortgage loans	22,264	12,454	21,962
Funding of commercial mortgage loans	(27,856)	(30,085)	(18,244)
Net proceeds from sales of other investments	—	37	—
Purchase of other investments	(11)	(10)	(5)
Change in policy loans, net	(1,122)	(1,233)	(683)
Cash paid for written options with deferred premiums	(11,626)	—	(1,253)
Cash received for written options with deferred premiums	5,928	—	8,652
Net cash provided by (used in) investing activities	32,470	(1,319)	3,682

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	129,588	147,035	140,526
Net transfers from (to) separate accounts	(12,035)	(13,075)	(2,542)
Surrenders and other benefits	(115,859)	(113,885)	(118,428)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	1,300	1,000
Repayments to line of credit with Ameriprise Financial, Inc.	—	(1,300)	(1,000)
Cash received for purchased options with deferred premiums	189	—	—
Cash paid for purchased options with deferred premiums	(8,672)	(10,134)	(12,892)
Cash dividends to RiverSource Life Insurance Company	(48,000)	(50,000)	(50,000)
Net cash provided by (used in) financing activities	(54,789)	(40,059)	(43,336)
Net increase (decrease) in cash and cash equivalents	72,218	8,846	8,898
Cash and cash equivalents at beginning of period	61,556	52,710	43,812
Cash and cash equivalents at end of period	$133,774	$61,556	$52,710

Supplemental Disclosures:
Income taxes paid (received), net	$9,749	$20,516	$(5,057)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

On January 1, 2018, the Company retrospectively adopted the new accounting standard for revenue recognition. See Note 3 and Note 4 for further information on the new accounting standard and the Company’s revenue from contracts with customers. The impact to the Statements of Income for the years ended December 31, 2017 and 2016 was an increase of $812 thousand and $803 thousand, respectively, to policy and contract charges and a decrease of $812 thousand and $803 thousand, respectively, to other revenues.

In 2017, the Company recorded the following out-of-period corrections:

•

a $0.8 million out-of-period correction related to a variable annuity model assumption that decreased amortization of deferred acquisition costs (“DAC”) by $0.7 million and decreased benefits, claims, losses and settlement expenses by $0.1 million.

•	a $0.9 million decrease to benefits, claims, losses and settlement expenses related to the reversal of loss recognition from the prior year.

•	a $1.0 million decrease to income tax provision for a reversal of a tax reserve.

In 2016, the Company recorded an out-of-period correction for a $1.2 million increase to benefits, claims, losses and settlement expenses related to the claim utilization factor on long term care (“LTC”) reserves.

The impact of these out-of-period corrections was not material to current or prior period financial statements.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

Nearly all of the Company’s business is sold through the retail channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

RiverSource Life Insurance Co. of New York

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income (“OCI”), net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in OCI.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in OCI. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in OCI includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in OCI excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans and are stated at amortized cost, net of allowances for loan losses. Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

RiverSource Life Insurance Co. of New York

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life Insurance Co. of New York

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management

RiverSource Life Insurance Co. of New York

regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or

RiverSource Life Insurance Co. of New York

secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a guaranteed minimum income benefit (“GMIB”) guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are based on future estimated payments using established industry mortality tables with modifications based on the Company’s experience, discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions and IUL fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

RiverSource Life Insurance Co. of New York

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income. See Note 18 for further discussion on the enactment of the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”) and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

RiverSource Life Insurance Co. of New York

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Revenue from Contracts with Customers

In May 2014, the Financial Accounting Standards Board (“FASB”) updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The standard was effective for interim and annual periods beginning after December 15, 2017. The standard was permitted to be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company adopted the revenue recognition guidance on a retrospective basis on January 1, 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the update did not have an impact on these revenues. The Company’s implementation efforts included the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The adoption of the standard resulted in the reclassification of certain revenues within total revenues. See Note 4 for new disclosures on revenue from contracts with customers.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of these financial instruments. The standard was effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The adoption of the standard did not impact the Company’s financial condition or results of operations.

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the FASB updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: 1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, 2) the policy of timing of transfers between levels of the fair value hierarchy, and 3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in the fourth quarter of 2018. The update does not have an impact on the Company’s financial condition or results of operations.

Future Adoption of New Accounting Standards

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. Entities may elect to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s financial condition or results of operations.

RiverSource Life Insurance Co. of New York

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The update is optional and entities may elect not to reclassify the stranded tax effects. The update is effective for fiscal years beginning after December 15, 2018. Entities may elect to record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. Early adoption is permitted in any period. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI. The stranded effects are released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach). As such, the update did not have an impact on the Company’s financial condition and results of operations.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not impact the Company’s financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, premiums are generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s financial condition or results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contract holder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, DI and LTC insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

RiverSource Life Insurance Co. of New York

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The update is effective for interim and annual periods beginning after December 15, 2020. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition, results of operations and disclosures.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. Early adoption is permitted. The update is not expected to have a material impact on the Company’s financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

On January 1, 2018, the Company adopted the new accounting standard for revenue from contracts with customers on a retrospective basis.

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income. Revenues related to manufacturing of insurance and annuity products or financial instruments are

RiverSource Life Insurance Co. of New York

not in the scope of this standard and are included in the table below under the heading Revenue from other sources. See Note 3 for additional information on the adoption of the new accounting standard.

	Years Ended December 31,
(in thousands)	2018	2017	2016
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$9,976	$9,800	$9,275
Unaffiliated	786	812	803
Total	10,762	10,612	10,078
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,527	2,462	2,353
Unaffiliated	1,199	1,225	1,304
	3,726	3,687	3,657
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	19,601	18,963	18,383
Unaffiliated	171	181	144
	19,772	19,144	18,527
Total	23,498	22,831	22,184
Total revenue from contracts with customers	34,260	33,443	32,262
Revenue from other sources(1)	213,571	211,294	214,822
Total revenues	$247,831	$244,737	$247,084

(1)	Revenues not included in the scope of the revenue from contracts with customers standard.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFSI, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $2.8 million and $3.1 million as of December 31, 2018 and 2017, respectively.

RiverSource Life Insurance Co. of New York

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2018
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Corporate debt securities	$994,238	$39,735	$(17,207)	$1,016,766	$2
Residential mortgage backed securities	192,137	1,521	(3,356)	190,302	—
Commercial mortgage backed securities	297,080	819	(8,359)	289,540	—
State and municipal obligations	124,942	18,511	(242)	143,211	—
Asset backed securities	48,509	1,550	(233)	49,826	—
Foreign government bonds and obligations	2,327	242	(14)	2,555	—
U.S. government and agency obligations	250	—	(1)	249	—
Total	$1,659,483	$62,378	$(29,412)	$1,692,449	$2

	December 31, 2017
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Corporate debt securities	$1,053,836	$77,636	$(1,970)	$1,129,502	$2
Residential mortgage backed securities	192,827	3,206	(1,422)	194,611	—
Commercial mortgage backed securities	281,713	2,975	(2,875)	281,813	—
State and municipal obligations	121,555	23,905	(131)	145,329	—
Asset backed securities	51,415	1,622	(90)	52,947	—
Foreign government bonds and obligations	2,405	387	(1)	2,791	—
U.S. government and agency obligations	250	—	—	250	—
Total	$1,704,001	$109,731	$(6,489)	$1,807,243	$2

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2018 and 2017, investment securities with a fair value of $74.8 million and $44.9 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $35.7 million and $22.2 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2018 and 2017, fixed maturity securities comprised approximately 89% and 90%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2018 and 2017, approximately $85.8 million and $106.1 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2018			December 31, 2017
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$499,675	$489,929	29%	$480,751	$482,335	27%
AA	82,837	97,519	6	92,839	114,135	6
A	228,798	249,267	15	296,099	331,093	18
BBB	790,976	801,038	47	765,947	809,787	45
Below investment grade	57,197	54,696	3	68,365	69,893	4
Total fixed maturities	$1,659,483	$1,692,449	100%	$1,704,001	$1,807,243	100%

As of December 31, 2018 and 2017, approximately 40% and 39%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity as of both December 31, 2018 and 2017.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2018
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	172	$445,249	$(10,422)	56	$138,422	$(6,785)	228	$583,671	$(17,207)
Residential mortgage backed securities	16	50,852	(576)	20	70,846	(2,780)	36	121,698	(3,356)
Commercial mortgage backed securities	39	108,449	(2,222)	49	125,810	(6,137)	88	234,259	(8,359)
State and municipal obligations	4	10,275	(60)	5	9,168	(182)	9	19,443	(242)
Asset backed securities	4	15,975	(146)	5	12,280	(87)	9	28,255	(233)
Foreign government bonds and obligations	1	96	(14)	—	—	—	1	96	(14)
U.S. government and agency obligations	1	249	(1)	—	—	—	1	249	(1)
Total	237	$631,145	$(13,441)	135	$356,526	$(15,971)	372	$987,671	$(29,412)

	December 31, 2017
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	49	$125,339	$(580)	19	$33,891	$(1,390)	68	$159,230	$(1,970)
Residential mortgage backed securities	11	42,991	(297)	9	42,099	(1,125)	20	85,090	(1,422)
Commercial mortgage backed securities	28	71,576	(640)	24	61,937	(2,235)	52	133,513	(2,875)
State and municipal obligations	4	4,839	(11)	1	4,380	(120)	5	9,219	(131)
Asset backed securities	7	16,846	(48)	2	2,345	(42)	9	19,191	(90)
Foreign government bonds and obligations	—	—	—	1	110	(1)	1	110	(1)
U.S. government and agency obligations	—	—	—	1	250	—	1	250	—
Total	99	$261,591	$(1,576)	57	$145,012	$(4,913)	156	$406,603	$(6,489)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is attributable to a rise in interest rates as well as wider credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in OCI:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Beginning balance	$—	$721	$1,564
Credit losses for which an other-than-temporary impairment was previously recognized	—	—	20
Reductions for securities sold during the period (realized)	—	(721)	(863)
Ending balance	$—	$—	$721

RiverSource Life Insurance Co. of New York

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Gross realized investment gains	$965	$2,966	$2,624
Gross realized investment losses	(399)	(86)	(1,429)
Other-than-temporary impairments	—	—	(20)
Total	$566	$2,880	$1,175

Other-than-temporary impairments for the year ended December 31, 2016 primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2018 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$148,561	$149,003
Due after one year through five years	429,911	425,975
Due after five years through 10 years	298,397	295,673
Due after 10 years	244,888	292,130
	1,121,757	1,162,781
Residential mortgage backed securities	192,137	190,302
Commercial mortgage backed securities	297,080	289,540
Asset backed securities	48,509	49,826
Total	$1,659,483	$1,692,449

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Fixed maturities	$69,923	$72,714	$76,949
Commercial mortgage loans	7,039	6,387	6,452
Policy loans and other investments	3,412	2,705	2,388
	80,374	81,806	85,789
Less: investment expenses	1,828	1,896	1,957
Total	$78,546	$79,910	$83,832

7.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in thousands)	2018	2017	2016
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

RiverSource Life Insurance Co. of New York

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2018	2017
Individually evaluated for impairment	$—	$883
Collectively evaluated for impairment	156,995	150,520
Total	$156,995	$151,403

Credit Quality Information

All loans were considered to be performing as of both December 31, 2018 and 2017.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil and 1% of total commercial mortgage loans as of December 31, 2018 and 2017, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(in thousands)
Pacific	$41,492	$40,403	26%	27%
South Atlantic	31,023	35,229	20	23
Middle Atlantic	22,115	17,929	14	12
Mountain	19,665	17,250	13	11
West North Central	15,451	16,204	10	11
East North Central	11,697	9,229	7	6
East South Central	6,265	7,704	4	5
West South Central	7,973	5,883	5	4
New England	1,314	1,572	1	1

	156,995	151,403	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$154,957	$149,365

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(in thousands)
Retail	$38,402	$43,650	24%	29%
Apartments	52,219	41,499	33	27
Industrial	33,902	32,519	22	22
Office	21,283	20,979	14	14
Mixed use	4,014	3,202	3	2
Other	7,175	9,554	4	6

	156,995	151,403	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$154,957	$149,365

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management updated market-related inputs and implemented model changes related to the living benefit valuation. In addition, management conducted its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities,

RiverSource Life Insurance Co. of New York

partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2017 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation. The impact of unlocking to DAC for the year ended December 31, 2016 primarily reflected low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business in 2016 resulted in loss recognition due to low interest rates and higher morbidity.

The balances of and changes in DAC were as follows:

(in thousands)	2018	2017	2016
Balance at January 1	$165,465	$161,813	$160,845
Capitalization of acquisition costs	20,224	18,160	18,503 (1)
Amortization, excluding the impact of valuation assumptions review	(16,747)	(14,002)	(14,565)
Amortization, impact of valuation assumptions review	2,068	309	(1,145)
Impact of change in net unrealized (gains) losses on securities	6,186	(815)	(1,825)
Balance at December 31	$177,196	$165,465	$161,813

(1)

Includes a $1.9 million benefit for the release of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Statements of Income.

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2018	2017	2016
Balance at January 1	$13,028	$14,492	$15,973
Capitalization of sales inducement costs	147	255	305
Amortization, excluding the impact of valuation assumptions review	(2,136)	(2,080)	(2,035)
Amortization, impact of valuation assumptions review	(29)	19	400
Impact of change in net unrealized (gains) losses on securities	1,056	342	(151)
Balance at December 31	$12,066	$13,028	$14,492

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of both December 31, 2018 and 2017, traditional life and UL insurance policies in force were $11.5 billion, of which $8.1 billion and $8.0 billion as of December 31, 2018 and 2017, respectively, were reinsured at the respective year ends.

RiverSource Life Insurance Co. of New York

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Direct premiums	$31,392	$35,307	$33,414
Reinsurance ceded	(11,749)	(11,792)	(11,503)
Net premiums	$19,643	$23,515	$21,911

Policy and contract charges are presented on the Statements of Income net of $7.5 million, $6.6 million and $6.2 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2018, 2017 and 2016, respectively.

The amount of claims recovered through reinsurance on all contracts was $12.0 million, $12.4 million and $16.0 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Reinsurance recoverables include approximately $129.7 million and $108.0 million related to LTC risk ceded to Genworth as of December 31, 2018 and 2017, respectively.

Policyholder account balances, future policy benefits and claims include $1.8 million and $2.0 million related to previously assumed reinsurance arrangements as of December 31, 2018 and 2017, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2018	2017
Policyholder account balances
Fixed annuities(1)	$841,716	$872,166
Variable annuity fixed sub-accounts	258,617	263,980
UL/VUL insurance	189,577	190,594
IUL insurance	87,791	64,847
Other life insurance	33,605	34,384
Total policyholder account balances	1,411,306	1,425,971
Future policy benefits
Variable annuity GMWB	25,740	7,117
Variable annuity GMAB(2)	(1,895)	(7,241)
Other annuity liabilities	1,050	4,766
Fixed annuity life contingent liabilities	86,453	89,886
Life and DI insurance	72,104	71,851
LTC insurance	315,653	286,622
UL/VUL and other life insurance additional liabilities	48,873	44,407
Total future policy benefits	547,978	497,408
Policy claims and other policyholders’ funds	8,221	9,389
Total policyholder account balances, future policy benefits and claims	$1,967,505	$1,932,768

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2018 and 2017 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% as of December 31, 2018, depending on year of issue, with an average rate of approximately 4.03%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge

RiverSource Life Insurance Co. of New York

its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% as of December 31, 2018. Anticipated interest rates for DI policies ranged from 4% to 7.5% as of December 31, 2018 and for LTC policies ranged from 5.9% to 6.8% as of December 31, 2018.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.2% for DI and LTC claims, respectively, as of December 31, 2018.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2018	2017
Variable annuity	$3,868,048	$4,324,729
VUL insurance	378,190	431,262
Other insurance	725	778
Total	$4,246,963	$4,756,769

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

RiverSource Life Insurance Co. of New York

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2018				December 31, 2017
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,062,415	$2,978,772	$25,255	67	$3,340,210	$3,251,444	$367	66
Five/six-year reset	431,207	272,207	3,218	67	492,753	334,042	947	66
One-year ratchet	449,365	436,044	33,558	69	525,859	512,295	409	69
Five-year ratchet	154,088	150,031	3,816	67	190,808	186,691	83	66
Total — GMDB	$4,097,075	$3,837,054	$65,847	67	$4,549,630	$4,284,472	$1,806	66
GMIB	$11,458	$10,130	$157	69	$13,205	$12,210	$23	68
GMWB:
GMWB	$120,998	$120,625	$79	72	$157,478	$156,950	$5	71
GMWB for life	2,320,185	2,314,817	1,979	68	2,507,268	2,495,903	93	67
Total — GMWB	$2,441,183	$2,435,442	$2,058	68	$2,664,746	$2,652,853	$98	67
GMAB	$214,259	$214,006	$2,745	60	$258,510	$258,497	$11	59

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2018		December 31, 2017
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$454	66	$438	65

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

RiverSource Life Insurance Co. of New York

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2016	$712	$383	$45,907	$(237)	$23,816
Incurred claims	275	8	(7,103)	(1,848)	8,949
Paid claims	(316)	—	—	—	(2,896)
Balance at December 31, 2016	671	391	38,804	(2,085)	29,869
Incurred claims	123	88	(31,687)	(5,156)	5,282
Paid claims	(2)	(200)	—	—	(478)
Balance at December 31, 2017	792	279	7,117	(7,241)	34,673
Incurred claims	154	27	18,623	5,356	12,164
Paid claims	(130)	—	—	(10)	(2,152)
Balance at December 31, 2018	$816	$306	$25,740	$(1,895)	$44,685

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2018	2017
Mutual funds:
Equity	$2,258,196	$2,602,746
Bond	1,253,246	1,390,842
Other	337,842	306,879
Total mutual funds	$3,849,284	$4,300,467

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2018, 2017 and 2016.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2018
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$907,943	$108,823	$1,016,766
Residential mortgage backed securities	—	190,252	50	190,302
Commercial mortgage backed securities	—	289,540	—	289,540
State and municipal obligations	—	143,211	—	143,211
Asset backed securities	—	49,826	—	49,826
Foreign government bonds and obligations	—	2,555	—	2,555
U.S. government and agency obligations	249	—	—	249
Total Available-for-Sale securities	249	1,583,327	108,873	1,692,449
Cash equivalents	—	131,454	—	131,454
Other assets:
Interest rate derivative contracts	—	27,177	—	27,177
Equity derivative contracts	67	41,618	—	41,685
Foreign exchange derivative contracts	—	1,582	—	1,582
Total other assets	67	70,377	—	70,444
Separate account assets at net asset value (“NAV”)				4,246,963	(1)
Total assets at fair value	$316	$1,785,158	$108,873	$6,141,310

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$31,504	$31,504
GMWB and GMAB embedded derivatives	—	—	9,642	9,642	(2)
Total policyholder account balances, future policy benefits and claims	—	—	41,146	41,146	(3)
Other liabilities:
Interest rate derivative contracts	—	12,979	—	12,979
Equity derivative contracts	2,668	50,399	—	53,067
Foreign exchange derivative contracts	130	517	—	647
Total other liabilities	2,798	63,895	—	66,693
Total liabilities at fair value	$2,798	$63,895	$41,146	$107,839

RiverSource Life Insurance Co. of New York

	December 31, 2017
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$1,002,822	$126,680	$1,129,502
Residential mortgage backed securities	—	194,402	209	194,611
Commercial mortgage backed securities	—	281,813	—	281,813
State and municipal obligations	—	145,329	—	145,329
Asset backed securities	—	52,947	—	52,947
Foreign government bonds and obligations	—	2,791	—	2,791
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities	250	1,680,104	126,889	1,807,243
Cash equivalents	—	61,085	—	61,085
Other assets:
Interest rate derivative contracts	—	21,685	—	21,685
Equity derivative contracts	6,252	74,511	—	80,763
Foreign exchange derivative contracts	20	866	—	886
Total other assets	6,272	97,062	—	103,334
Separate account assets at NAV				4,756,769	(1)
Total assets at fair value	$6,522	$1,838,251	$126,889	$6,728,431

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$26,582	$26,582
GMWB and GMAB embedded derivatives	—	—	(12,085)	(12,085	)(4)
Total policyholder account balances, future policy benefits and claims	—	—	14,497	14,497	(5)
Other liabilities:
Interest rate derivative contracts	—	3,705	—	3,705
Equity derivative contracts	1,341	92,773	—	94,114
Foreign exchange derivative contracts	7	704	—	711
Total other liabilities	1,348	97,182	—	98,530
Total liabilities at fair value	$1,348	$97,182	$14,497	$113,027

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $30.0 million of individual contracts in a liability position and $20.4 million of individual contracts in an asset position as of December 31, 2018.

(3)	The Company’s adjustment for nonperformance risk resulted in a $(37.7) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2018.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position as of December 31, 2017.

(5)	The Company’s adjustment for nonperformance risk resulted in a $(19.9) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2017.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded Derivatives	GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$126,680	$209	$126,889		$(26,582)	$12,085		$(14,497)
Total gains (losses) included in:
Net income	(105)	(1)	(106	)(1)	968 (4)	(3,023	)(5)	(2,055)
Other comprehensive income (loss)	(2,431)	4	(2,427)		—	—		—
Issues	—	—	—		(7,589)	(20,079)		(27,668)
Settlements	(15,321)	(162)	(15,483)		1,699	1,375		3,074
Transfers out of Level 3	—	—	—		—	—		—
Balance, December 31, 2018	$108,823	$50	$108,873		$(31,504)	$(9,642)		$(41,146)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2018	$(13)	$(1)	$(14	)(1)	$968 (4)	$(2,071	)(5)	$(1,103)

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2017	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)		$(44,887)
Total gains (losses) included in:
Net income	(39)	(1)	—	(40	)(1)	(3,131	)(4)	55,963	(5)	52,832
Other comprehensive income (loss)	(610)	4	—	(606)		—		—		—
Purchases	11,014	—	3,151	14,165		—		—		—
Issues	—	—	—	—		(5,875)		(18,803)		(24,678)
Settlements	(27,703)	(142)	—	(27,845)		1,422		814		2,236
Transfers out of Level 3	—	—	(3,151)	(3,151)		—		—		—
Balance, December 31, 2017	$126,680	$209	$—	$126,889		$(26,582)		$12,085		$(14,497)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2017	$(17)	$(1)	$—	$(18	)(1)	$(3,131	)(4)	$55,439	(5)	$52,308

	Available-for-Sale Securities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2016	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)	$(54,630)
Total gains (losses) included in:
Net income	(13)	(2)	(1)	(16	)(2)	(681	)(4)	31,132 (5)	30,451
Other comprehensive income (loss)	424	9	90	523		—		—	—
Purchases	6,147	—	—	6,147		—		—	—
Issues	—	—	—	—		(5,299)		(17,276)	(22,575)
Settlements	(10,703)	(205)	—	(10,908)		1,269		598	1,867
Transfers out of Level 3	—	—	(6,115)	(6,115)		—		—	—
Balance, December 31, 2016	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)	$(44,887)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2016	$(10)	$(2)	$—	$(12	)(3)	$(681	)(4)	$27,745 (5)	$27,064

(1)	Included in net investment income in the Statements of Income.
(2)	Represents a $12 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(3)	Represents an $8 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(4)	Included in interest credited to fixed accounts in the Statements of Income.
(5)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $15.2 million, $(3.5) million and $4.5 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2018, 2017 and 2016, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2018
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$108,791	Discounted cash flow	Yield/spread to U.S. Treasuries	1.0%	–	3.6%	1.5%
IUL embedded derivatives	$31,504	Discounted cash flow	Nonperformance risk(1)	119		bps
GMWB and GMAB embedded derivatives	$9,642	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.4%
			Market volatility(3)	4.0%	–	16.1%
			Nonperformance risk(1)	119		bps

RiverSource Life Insurance Co. of New York

	December 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$126,593	Discounted cash flow	Yield/spread to U.S. Treasuries	0.7%	–	2.3%	1.1%
IUL embedded derivatives	$26,582	Discounted cash flow	Nonperformance risk(1)	71		bps
GMWB and GMAB embedded derivatives	$(12,085)	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	42.0%
			Surrender rate	0.1%	–	74.7%
			Market volatility(3)	3.7%	–	16.1%
			Nonperformance risk(1)	71		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds and non-agency residential mortgage backed securities. The fair value of corporate bonds and non-agency residential mortgage backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price

RiverSource Life Insurance Co. of New York

movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2018 and 2017. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2018 and 2017. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

RiverSource Life Insurance Co. of New York

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2018
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$154,957	$—	$—	$154,256	$154,256
Policy loans	49,778	—	—	47,764	47,764

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$844,758	$—	$—	$855,938	$855,938
Separate account liabilities at NAV	3,977				3,977	(1)

	December 31, 2017
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$149,365	$—	$—	$150,604	$150,604
Policy loans	48,656	—	—	46,976	46,976

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$875,278	$—	$—	$933,998	$933,998
Separate account liabilities at NAV	4,565				4,565	(1)

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefit and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities relate to investment contracts.

13.  RELATED PARTY TRANSACTIONS

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $26.4 million, $27.3 million and $26.8 million for the years ended December 31, 2018, 2017 and 2016, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2018, 2017 and 2016, the Company paid cash dividends or distributions of $48.0 million, $50.0 million and $50.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from Ameriprise Financial for federal income taxes was $2.5 million and $1.5 million as of December 31, 2018 and 2017, respectively.

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2018 and 2017.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative

RiverSource Life Insurance Co. of New York

rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2018 and 2017, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $42.7 million and $15.0 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $43.9 million, $48.6 million and $64.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2018	2017	2016

Net income, per accompanying GAAP financial statements	$51,919	$67,672	$43,972
Net income, SAP basis(1)	31,206	1,741	30,696
Difference	$20,713	$65,931	$13,276

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2018	2017

Shareholder’s equity, per accompanying GAAP financial statements	$403,977	$441,051
Capital and surplus, SAP basis(1)	264,895	269,102
Difference	$139,082	$171,949

(1)	Includes unassigned surplus of $156.0 million and $160.2 million as of December 31, 2018 and 2017, respectively.

As of December 31, 2018 and 2017, bonds carried at $249 thousand and $250 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2018
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$67,827	$—	$67,827	$(33,932)	$(32,777)	$—	$1,118
OTC cleared	2,550	—	2,550	(1,681)	—	—	869
Exchange-traded	67	—	67	(67)	—	—	—
Total derivatives	$70,444	$—	$70,444	$(35,680)	$(32,777)	$—	$1,987

	December 31, 2017
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$101,453	$—	$101,453	$(70,050)	$(27,900)	$—	$3,503
OTC cleared	1,765	—	1,765	(1,259)	—	—	506
Exchange-traded	116	—	116	(66)	—	—	50
Total derivatives	$103,334	$—	$103,334	$(71,375)	$(27,900)	$—	$4,059

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2018
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$62,214	$—	$62,214	$(33,932)	$—	$(28,282)	$—
OTC cleared	1,681	—	1,681	(1,681)	—	—	—
Exchange-traded	2,798	—	2,798	(67)	—	—	2,731
Total derivatives	$66,693	$—	$66,693	$(35,680)	$—	$(28,282)	$2,731

	December 31, 2017
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$97,205	$—	$97,205	$(70,050)	$(1,043)	$(23,253)	$2,859
OTC cleared	1,259	—	1,259	(1,259)	—	—	—
Exchange-traded	66	—	66	(66)	—	—	—
Total derivatives	$98,530	$—	$98,530	$(71,375)	$(1,043)	$(23,253)	$2,859

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values

RiverSource Life Insurance Co. of New York

regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2018			December 31, 2017
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$2,967,661	$27,177	$12,979	$2,821,161	$21,685	$3,705
Equity contracts	1,575,154	41,685	53,067	2,370,910	80,763	94,114
Foreign exchange contracts	106,929	1,582	647	78,629	886	711
Total non-designated hedges	4,649,744	70,444	66,693	5,270,700	103,334	98,530
Embedded derivatives
GMWB and GMAB(3)	N/A	—	9,642	N/A	—	(12,085)
IUL	N/A	—	31,504	N/A	—	26,582
Total embedded derivatives	N/A	—	41,146	N/A	—	14,497
Total derivatives	$4,649,744	$70,444	$107,839	$5,270,700	$103,334	$113,027

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2018 included $30.0 million of individual contracts in a liability position and $20.4 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2017 included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2018 and 2017, investment securities with a fair value of nil were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged or rehypothecated by the Company. As of both December 31, 2018 and 2017, the Company had sold, pledged, or rehypothecated nil of these securities. In addition, as of both December 31, 2018 and 2017, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

RiverSource Life Insurance Co. of New York

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2018
Interest rate contracts	$—	$(17,045)
Equity contracts	(2,092)	16,665
Foreign exchange contracts	—	1,612
GMWB and GMAB embedded derivatives	—	(21,738)
IUL embedded derivatives	2,667	—
Total gain (loss)	575	(20,506)
Year Ended December 31, 2017
Interest rate contracts	—	2,256
Equity contracts	2,754	(49,205)
Foreign exchange contracts	—	(3,256)
GMWB and GMAB embedded derivatives	—	37,974
IUL embedded derivatives	(1,709)	—
Total gain (loss)	1,045	(12,231)
Year Ended December 31, 2016
Interest rate contracts	—	3,659
Equity contracts	737	(52,593)
Foreign exchange contracts	—	1,121
GMWB and GMAB embedded derivatives	—	14,454
IUL embedded derivatives	588	—
Total gain (loss)	$1,325	$(33,359)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options (equity index, interest rate swaptions, etc.), swaps (interest rate, total return, etc.) and futures.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2018:

(in thousands)	Premiums Payable	Premiums Receivable
2019	$17,559	$—
2020	7,824	—
2021	16,900	—
2022	1,390	—
2023	576	—
2024-2025	503	—
Total	$44,752	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings.

RiverSource Life Insurance Co. of New York

As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2018 and 2017, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $26.5 million and $26.9 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2018 and 2017 was $26.5 million and $24.3 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2018 and 2017 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $2.6 million, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2016			$28,877
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$28,318	$(9,913)	18,405
Reclassification of net (gains) losses on securities included in net income(2)	(1,175)	411	(764)
Impact of other adjustments	(19,139)	6,700	(12,439)
Total other comprehensive income (loss)	8,004	(2,802)	5,202
Balance of AOCI at December 31, 2016			34,079	(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	14,923	(4,333)	10,590
Reclassification of net (gains) losses on securities included in net income(2)	(2,880)	1,008	(1,872)
Impact of other adjustments	(2,735)	501	(2,234)
Total other comprehensive income (loss)	9,308	(2,824)	6,484
Balance of AOCI at December 31, 2017			40,563	(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(69,710)	14,639	(55,071)
Reclassification of net (gains) on securities losses included in net income(2)	(566)	119	(447)
Impact of other adjustments	18,386	(3,861)	14,525
Total other comprehensive income (loss)	$(51,890)	$10,897	(40,993)
Balance of AOCI at December 31, 2018			$(430	)(3)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes $2 thousand, $1 thousand and $(238) thousand, respectively, of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2018, 2017 and 2016, respectively.

RiverSource Life Insurance Co. of New York

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Current income tax
Federal	$8,301	$12,562	$15,083
State	15	263	180
Total current income tax	8,316	12,825	15,263
Deferred federal income tax	(460)	6,137	(4,851)
Total income tax provision	$7,856	$18,962	$10,412

On December 22, 2017, the Tax Act was signed into law. The provision for income taxes for the year ended December 31, 2017 included a benefit of $2.3 million due to the enactment of the Tax Act. The $2.3 million benefit included a $2.2 million benefit for the remeasurement of deferred tax assets and liabilities to the Tax Act’s statutory rate of 21% and a $129 thousand benefit for the remeasurement of tax contingencies, specifically state tax contingencies and interest accrued for tax contingencies. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% for 2018 and 35% for 2017 and 2016 were as follows:

	Years Ended December 31,
	2018	2017	2016
Tax at U.S. statutory rate	21.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividend received deduction	(3.8)	(8.6)	(14.4)
Impact of Tax Act	—	(2.7)	—
Foreign tax credit, net of addback	(2.5)	(1.8)	(3.0)
Taxes applicable to prior years	(1.2)	—	—
Other	(0.4)	—	1.4
Income tax provision	13.1%	21.9%	19.0%

The decrease in the effective tax rate for the year ended December 31, 2018 compared to 2017 was primarily due to a lower statutory rate along with a decrease in pretax income and increased foreign tax credits offset by lower levels of dividend received deduction and a $2.3 million benefit in 2017 due to provisions of the Tax Act. The increase in the effective tax rate for the year ended December 31, 2017 compared to 2016 was primarily due to a lower dividend received deduction partially offset by a $2.3 million benefit in 2017 due to provisions of the Tax Act, including remeasurement of net deferred tax liabilities and remeasurement of tax contingencies.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2018 and 2017. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2018	2017
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$35,063	$29,480
Investment related	4,377	8,727
Deferred compensation	—	652
Other	275	120
Gross deferred income tax assets	39,715	38,979
Deferred income tax liabilities
Deferred acquisition costs	27,598	26,734
Net unrealized gains on Available-for Sale securities	2,068	12,965
DSIC	2,464	2,888
Other	21	186
Gross deferred income tax liabilities	32,151	42,773
Net deferred income tax assets (liabilities)	$7,564	$(3,794)

RiverSource Life Insurance Co. of New York

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2018 and 2017.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2018	2017	2016
Balance at January 1	$504	$3,048	$4,325
Additions based on tax positions related to the current year	55	186	197
Additions for tax positions of prior years	14	5	1,973
Reductions for tax positions of prior years	—	(2,735)	(3,447)
Balance at December 31	$573	$504	$3,048

If recognized, approximately $180 thousand, $166 thousand and $116 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2018, 2017 and 2016, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $500 thousand to $600 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $18 thousand and a net decrease of $417 thousand and $2.2 million in interest and penalties for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the Company had a payable of $32 thousand and $14 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns, as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In the first quarter of 2018, Ameriprise Financial received cash settlements for final resolution of the 2008 through 2010 IRS audits. In the third quarter of 2018, Ameriprise Financial reached an agreement with IRS appeals to resolve the 2012 and 2013 audits. Accordingly, Ameriprise Financial’s IRS audits are effectively settled through 2013. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2014 and 2015. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2009 through 2017.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2018 and 2017, the Company’s funding commitments for commercial mortgage loan commitments was $692 thousand and $2.8 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2018, these guarantees range from 1% to 5%.

Contingencies

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of December 31, 2017, the Company had a $1.1 million liability for estimated guaranty fund assessments and a related $893 thousand premium tax asset associated with Executive Life Insurance Company of New York (“ELNY”). As of December 31, 2018, the Company does not expect to receive further assessments related to ELNY, so the reserve and related tax asset were reduced to nil.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any

RiverSource Life Insurance Co. of New York

of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12205-0555

1-800-504-0469

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Co. of New York, Albany, NY.

© 2008-2019 RiverSource Life Insurance Company. All rights reserved.

274320 CF (4/19)